                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                  ----------

                                   Form 10-K

               Annual Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                     For the year ended December 31, 1993

                                  ----------

                     MCDONNELL DOUGLAS FINANCE CORPORATION
            (Exact name of registrant as specified in its charter)

      Delaware              95-2564584              0-10795
  (State or other        (I.R.S. Employer        (Commission
  jurisdiction of      Identification No.)         File No.)
   Incorporation
  or Organization)

                340 Golden Shore, Long Beach, California 90802
                   (Address of principal executive offices)

                                (310) 491-3225
             (Registrant's telephone number, including area code)
                                  __________

          Securities registered pursuant to Section 12(b) of the Act:

                                     None

          Securities registered pursuant to Section 12(g) of the Act:

                    Common stock, par value $100 per share

Indicate by check mark whether the registrant (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to such filing requirements
for the past 90 days.  Yes __X__   No _____

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. __X___

As of March 30, 1994, there were 50,000 shares of the Company's common stock outstanding.

Registrant meets the conditions set forth in General Instruction J(1)(a) and
(b) of Form 10-K and is therefore filing this Form with the reduced disclosure format.

                               Table of Contents


                                                                   Page


Part I

  Item 1.  Business . . . . . . . . . . . . . . . . . . . . . . .   3
  Item 2.  Properties . . . . . . . . . . . . . . . . . . . . . .  24
  Item 3.  Legal Proceedings  . . . . . . . . . . . . . . . . . .  24
  Item 4.  Submission of Matters to a Vote of Security Holders *

Part II

  Item 5.  Market for Registrant's Common Equity and Related
             Stockholder Matters  . . . . . . . . . . . . . . . .  26
  Item 6.  Selected Financial Data  . . . . . . . . . . . . . . .  26
  Item 7.  Management's Discussion and Analysis of Financial
             Condition and Results of Operations  . . . . . . . .  30
  Item 8.  Financial Statements and Supplementary Data  . . . . .  32
  Item 9.  Changes in and Disagreements with Accountants on
           Accounting and Financial Disclosure  . . . . . . . . .  61

Part III

  Item 10. Directors and Executive Officers of the Registrant *
  Item 11. Executive Compensation *
  Item 12. Security Ownership of Certain Beneficial Owners and Management *
  Item 13. Certain Relationships and Related Transactions *


Part IV

  Item 14. Exhibits, Financial Statement Schedules and
             Reports on Form 8-K  . . . . . . . . . . . . . . . .  61
           Signatures . . . . . . . . . . . . . . . . . . . . . .  64
           Exhibits . . . . . . . . . . . . . . . . . . . . . . .  65



*Omitted pursuant to General Instruction J(1)(a) and (b) of Form 10-K.

                                    Part I

Item 1. Business

General

McDonnell Douglas Finance Corporation and its subsidiaries (the "Company") is a wholly-owned subsidiary of McDonnell Douglas Financial Services Corporation ("MDFS"), a wholly-owned subsidiary of McDonnell Douglas Corporation ("MDC").

The Company was incorporated in Delaware in 1968 and originally financed only MDC manufactured commercial jet transport aircraft. While this continues to represent a significant portion of the Company's business, the Company also provides a diversified range of financing including loans, finance leases and operating leases, primarily involving equipment for commercial and industrial customers. At December 31, 1993, the Company had approximately 110 employees.

Beginning in 1990, as a result of the lowering of the Company's credit ratings, capital constraints imposed by MDC, the recession and the failure of most of its non-core businesses to achieve a satisfactory return, the Company significantly scaled back its operations and focused its new business efforts almost entirely within its two core business units, commercial aircraft financing and commercial equipment leasing ("CEL"), businesses in which the Company historically has achieved satisfactory returns. For the five years ended 1993, the core businesses earned $262.0 million or 133% of the total net earnings of the Company, excluding the 1989 cumulative effect of change in accounting principle. In 1991, the Company determined to exit each of its non-core businesses as market conditions permitted.

The Company now operates in three segments: commercial aircraft financing, CEL and non-core businesses. Non-core businesses represent market segments in which the Company is no longer active. The non-core businesses consist primarily of the remaining assets of three business units: McDonnell Douglas Bank Limited ("MD Bank"), receivable inventory financing ("RIF") and real estate financing ("RE"). Non-core new business volume in 1993 and 1992 represent previous contractual commitments and extensions of maturing transactions. The Company does not intend to seek new contractual commitments in its non-core businesses. The Company is actively managing the remaining non-core business portfolios with a view toward liquidating those portfolios over time.

Information on the Company's new business volume and portfolio balances is included in the following tables.

New Business Volume
                                      Years ended December 31,
(Dollars in millions)       1993      1992     1991      1990      1989
Commercial aircraft        $ 411.4   $153.2   $100.9   $  155.4  $  121.0
financing
Commercial equipment          41.5     50.7     91.8      189.1     305.4
leasing

Non-core businesses            0.1      2.6     38.6      416.8     536.2

                           $ 453.0   $206.5   $231.3   $  761.3  $  962.6

Portfolio Balances
                                           December 31,
(Dollars in millions)     1993       1992      1991       1990       1989
Commercial aircraft    $   1,237.5  $1,001.1  $ 907.8   $ 1,048.1 $   948.1
financing
Commercial equipment         422.3    557.4     668.9       965.1   1,001.2
leasing

Non-core businesses          173.7    227.9     595.6     1,245.9   1,113.2

                       $   1,833.5  $1,786.4  $2,172.3  $ 3,259.2 $ 3,062.5


For financial information about the Company's segments, see Notes to Consolidated Financial Statements included in Item 8.


Commercial Aircraft Financing Segment

The Company's commercial aircraft financing group, located in Long Beach, California, provides customer financing services to Douglas Aircraft Company, a division of MDC, and finances the acquisition of MDC aircraft by purchasing such aircraft subject to lease to airlines and by providing secured and unsecured notes receivable financing in connection with the acquisition of such aircraft. Beginning in 1986, the Company began providing financing to airlines for aircraft manufactured by manufacturers other than MDC, but a substantial majority of the commercial aircraft portfolio is comprised of aircraft manufactured by MDC.

Portfolio balances for the Company's commercial aircraft financing segment are summarized as follows:

Commercial Aircraft Portfolio by Product Type

                                         December 31,
(Dollars in millions)       1993     1992    1991     1990    1989
Aircraft leases:
  Finance leases

   Domestic              $   638.8  $601.5  $609.2  $ 798.2 $  717.4
   Foreign                   297.3    54.6    70.9     71.5     83.6
  Operating leases
   Domestic                  149.8   111.4    81.5     56.9     53.6
   Foreign                    50.3    39.9    10.9     10.9        -

                           1,136.2   807.4   772.5    937.5    854.6


Aircraft related notes
receivable:
  Domestic obligors
   Senior                     51.5    88.0    47.1     20.4     25.5
   Subordinated                  -       -    14.5     13.5     13.6
  Foreign obligors

   Senior                     49.8   105.7    73.7     76.7     54.4

                             101.3   193.7   135.3    110.6     93.5

                         $ 1,237.5 1,001.1  $907.8 $1,048.1 $  948.1

Commercial Aircraft Portfolio by Aircraft Type

                                           December 31,
(Dollars in millions)       1993      1992      1991     1990     1989
MDC aircraft financing:
  Finance leases          $ 813.1  $    506.2 $465.6  $   604.7 $  592.0

  Operating leases          144.2        93.7   30.0       15.6     20.2
  Notes receivable           77.7       169.4  107.4       66.6     82.6

                          1,035.0       769.3  603.0      686.9    694.8

Other commercial aircraft
financing:
  Finance leases            123.0       149.9  214.6      265.0    209.0

  Operating leases           55.9        57.6   62.3       52.2     33.4
  Notes receivable           23.6        24.3   27.9       44.0     10.9

                            202.5       231.8  304.8      361.2    253.3

                          $1,237.5 $  1,001.1 $907.8  $ 1,048.1 $  948.1


At December 31, 1993, the Company's commercial aircraft portfolio was comprised of finance leases to 23 customers (18 domestic and five foreign) with a carrying amount of $936.1 million (51.1% of total Company portfolio), notes receivable from eight customers (four domestic and four foreign) with a carrying amount of $101.3 million (5.5% of total Company portfolio) and operating leases to nine customers (seven domestic and two foreign) with a carrying amount of $200.1 million (10.9% of total Company portfolio). The five largest commercial aircraft financing customers accounted for $718.5 million (39.2% of total Company portfolio) and $445.1 million (24.9% of total Company portfolio) at December 31, 1993 and 1992.

At December 31, 1993, 56.5% of the Company's total portfolio consisted of financings related to MDC aircraft, compared with 43.1% and 27.8% in 1992 and 1991.

- - -  Factors Affecting the Commercial Aircraft Financing Portfolio

  A substantial portion of the Company's aircraft financings are to airlines which either have recently emerged from bankruptcy or are in poor financial health. The Company's two largest commercial aircraft financing customers, Trans World Airlines, Inc. ("TWA") and Continental Airlines, Inc. and its affiliated companies ("Continental"), have recently emerged from bankruptcy.

  Company financings to TWA accounted for $253.2 million (13.8% of total Company portfolio) and $102.9 million (5.8% of total Company portfolio) at December 31, 1993 and 1992. On November 3, 1993, TWA emerged from Chapter 11 bankruptcy. At December 31, 1993, the Company had commitments to provide additional aircraft-related financing to TWA of $22.9 million.

  Company financings to Continental accounted for $116.4 million (6.4% of total Company portfolio) and $120.9 million (6.8% of total Company portfolio) at December 31, 1993 and 1992. During periods in 1991 and 1992 when Continental was in bankruptcy, the Company agreed to accept the deferral of certain payments due from Continental which totaled $6.1 million at December 31, 1993. On April 27, 1993, Continental emerged from Chapter 11 bankruptcy.

  Pursuant to the terms of supplemental guaranties recently executed by MDC in favor of the Company, up to an additional $25.0 million of the Company's financings to TWA and up to an additional $15.0 million of the Company's financings to Continental are guaranteed by MDC. These guaranties supplement individual guaranties provided by MDC with respect to certain of the Company's financings to TWA and Continental to the extent that the estimated fair market value of the financings (after applying the individual guaranties) is less than the net asset value of the financings on the Company's books. The supplemental guaranties terminate in March 1996, but may be extended under certain circumstances.

  In June 1991, America West Airlines, Inc. ("America West") filed for protection under Chapter 11 of the Federal Bankruptcy Code. The Company participated in the financing of six aircraft which were returned by America West in December 1992. Five of the aircraft are on lease to a new customer and the sixth will be sold, subject to partial financing, in early 1994. During 1993, the Company and America West entered into an agreement whereby the Company settled its bankruptcy claims against America West in exchange for America West airline passenger tickets. The Company continues to market these tickets.

  As part of a reorganization plan, on November 30, 1992, PWA Corporation ("PWA") ceased making payments to all of its creditors. Time Air, Inc. ("Time Air"), a subsidiary of PWA, became delinquent in December 1992 under its financing of a commuter aircraft which as of December 31, 1993, had a net carrying value of $5.7 million. The Company has agreed to a deferral of certain payments with Time Air, which agreement was amended in February
  1994 to lengthen the deferral.

  The Company has not suffered a material adverse effect upon its financial condition as a result of the above-mentioned bankruptcies. In addition, the Company historically has not been materially adversely affected by bankruptcies involving its commercial aircraft customers because of the collateral value of the aircraft and, to a lesser extent, MDC guaranties obtained in connection with certain of the financings. However, should one or more of the Company's major airline customers encounter financial difficulties and liquidate its fleet, the large number of aircraft which would be added to the already saturated market would make it difficult for the Company to realize the carrying value of the aircraft leased to such airline(s).

  In March 1994, the Company reached an agreement in principle with an airline leasing an aircraft with a December 31, 1993 carrying amount of $23.0 million who had become delinquent on its lease payments. Pursuant to the agreement in principle , the term of the lease was extended and the payment schedule was adjusted.

- - -  Current Commercial Aircraft Market Conditions

  The current severe economic downturn within the airline industry has diminished significantly the demand for new and used aircraft, with some airlines defaulting on contracts for firm orders or postponing orders with the manufacturer while also disposing of or grounding a portion of their fleets. This has resulted in an oversupply of aircraft in the market, which has materially adversely affected the values of the Company's aircraft. It is not clear whether this decline in aircraft values will continue. Despite the erosion of aircraft values, the Company believes that the value of realizable sales prices at the end of the lease terms for substantially all the aircraft the Company has leased exceeds the book value projected at the end of the lease terms. If aircraft values remain depressed or continue to decline and the Company is required as a result of customer defaults to repossess a substantial number of aircraft prior to the expiration of the related lease or financing, the Company could incur substantial losses in remarketing the aircraft, which could have a material adverse effect on the financial condition of the Company. In this regard, the Company's financial performance is dependent in part upon general economic conditions which may affect the profitability of commercial airlines.

  During 1993, the Company held for sale or lease 17 aircraft and successfully remarketed 11 aircraft, reducing its inventory of aircraft to six at December 31, 1993, with a carrying value of $26.3 million. At December 31, 1993, five of the six aircraft in inventory were the subject of lease commitments with TWA and will be delivered during 1994. The remaining aircraft will be sold to TWA, on a partially financed basis, in early 1994.

- - -  Aircraft Leasing

  The Company normally purchases commercial aircraft for lease to airlines only when such aircraft are subject to a signed lease contract. At
  December 31, 1993, the Company owned or participated in the ownership of 109 leased commercial aircraft, including 56 jet transports manufactured by MDC.

- - -  Factors Affecting Aircraft Financing Volume

  As in the past, the Company anticipates continued fluctuations in the volume of its aircraft financing transactions. Current market conditions may limit many airlines' ability to access financing and present more opportunities to the Company. The Company's decision to exit its non-core businesses and the increased need of certain of MDC's commercial aircraft customers for financing resulted in the Company financing a substantial amount of aircraft manufactured by MDC in 1993. The Company had commitments to provide aircraft related financing of $38.5 million at December 31, 1993 and $1.8 million at December 31, 1992. (See "Competition and Economic Factors.")

  The following lists information on new business volume for the Company's commercial aircraft financing segment:

                                     Years ended December 31,
  (Dollars in millions)      1993    1992      1991     1990     1989
  MDC aircraft financing
  volume:
   Finance leases          $ 357.3  $  95.0  $  19.2  $   29.7 $   37.3

   Operating leases           33.8     53.5     30.0         -        -
   Notes receivable           19.1      4.7     21.5         -        -

                             410.2    153.2     70.7      29.7     37.3

  Other commercial
 aircraft financing
    volume:
   Finance leases                -        -     23.9      69.3     67.9

   Operating leases            0.7        -      6.3      21.0     13.8
   Notes receivable            0.5        -        -      35.4      2.0

                               1.2        -     30.2     125.7     83.7

                           $ 411.4  $ 153.2  $ 100.9  $  155.4 $  121.0


- - -  Aircraft Financing Guaranties

  At December 31, 1993, the Company had $318.2 million of guaranties with respect to its commercial aircraft financing portfolio relating to transactions with a carrying value of $1,237.5 million (25.7% of the commercial aircraft financing portfolio). The following table summarizes such guaranties:

  (Dollars in millions)                Domestic   Foreign   Total

  Amounts guaranteed by:
   MDC                                    $127.2    $134.4   $261.6
   Foreign governments                         -     14.5     14.5
   Other                                    28.3     13.8     42.1

  Total guaranties                        $155.5    $162.7   $318.2


  The Company has no reason to believe that any such guaranteed amounts will be ultimately unenforceable or uncollectible. See "Relationship With MDC."


Commercial Equipment Leasing Segment

CEL provides single-investor, tax-oriented lease financing as its primary product. CEL, which maintains its principal operation in Long Beach, California and has marketing offices in Chicago, Illinois and Detroit, Michigan, obtains its business primarily through direct solicitation by its marketing personnel. CEL specializes in leasing equipment such as over-the-road transportation equipment, executive aircraft, machine tools, shipping containers, printing equipment, textile manufacturing equipment and other types of equipment which it believes will maintain strong collateral and residual values. The lease term is generally between three and ten years and transaction sizes usually range between $2.0 million and $10.0 million. In addition to financing transactions for the Company, CEL arranges third party financings of equipment.

Portfolio balances for the Company's CEL segment are summarized as follows:

                                           December 31,
(Dollars in millions)       1993     1992     1991     1990      1989
Finance leases            $  235.2  $325.9  $ 425.9  $  655.8 $   705.4
Operating leases             157.5   179.9    198.7     244.8     222.3

Notes receivable              28.8    50.7     41.5      59.4      64.0
Preferred and preference       0.8     0.9      2.8       5.1       9.5
stock

                          $  422.3  $557.4  $ 668.9  $  965.1 $ 1,001.2


- - -  Factors Affecting CEL Volume

  The Company's recent CEL volume has been affected by limitations on the availability of capital to commit to new transactions and higher cost of capital. In addition, there has been an increased need of certain of MDC's commercial aircraft customers for financing, resulting in the Company devoting a higher percentage of its available capital to MDC aircraft financing. Based on the Company's current increased availability to lower cost funds, CEL's new business volume in 1994 is expected to exceed its 1993 volume. At December 31, 1993 and 1992, the Company had commitments to provide CEL leasing and financing of $4.6 million and $20.7 million.

  The following lists information on new business volume for the Company's CEL segment:

                                     Years ended December 31,
  (Dollars in millions)      1993     1992     1991     1990     1989

  Finance leases           $  15.3  $  24.9  $  55.6  $  109.4 $  143.6
  Operating leases            22.9     18.2     30.3      73.2     98.3
  Notes receivable             3.3      7.6      5.9       6.5     63.5

                           $  41.5  $  50.7  $  91.8  $  189.1 $  305.4



Non-Core Businesses Segment

Since 1990, the Company has significantly scaled back its operations and is focusing its new business efforts within its two core businesses, commercial aircraft financing and CEL. The non-core businesses consist primarily of the following three business units:

- - -  McDonnell Douglas Bank Limited

  While MD Bank is an indirect wholly-owned subsidiary of MDC, through intercompany arrangements between MDC and the Company, MD Bank is treated as a wholly-owned subsidiary of the Company. MD Bank, located in the United Kingdom, has not written any new business since 1991 and in 1993, surrendered its banking license and returned deposits. The remaining portfolio of MD Bank is being run off and disposed of as conditions permit.

- - -  Receivable Inventory Financing

  RIF finances dealers of rent-to-own products such as home appliances, electronics and furniture through note arrangements secured by the products and the rental amounts to be collected. RIF ceased pursuing new business during 1991, but continues to service and finance its existing customers.

- - -  Real Estate Financing

  RE previously specialized in fixed-rate, medium-term loans secured by a first deed-of-trust or mortgage on commercial real estate properties such as office buildings and small shopping centers. RE ceased originating new transactions in 1990 but continues to manage its current portfolio.

  On September 28, 1993, the Company sold, at estimated fair value, six real estate owned properties to McDonnell Douglas Realty Company, a wholly-owned subsidiary of MDC, and financed the sale by taking a $28.9 million note.
  The Company recorded a pretax loss of $5.7 million (after applying reserves) on the transfer, which is reflected in other expenses in the consolidated statement of income. The note is payable on demand and accrues interest at a rate equal to the average borrowing cost of MDFS.

  At December 31, 1993, the largest concentration of the Company's real estate assets was in the Western region of the U.S., representing $70.3 million or 54.6% of the Company's real estate holdings. At December 31, 1993, the Company had $33.9 million or 26.3% of its real estate holdings in Southern California, where values continue to remain depressed. Office buildings, which represent the largest Southern California real estate holding, totaled $41.8 million at December 31, 1993. At December 31, 1993 and 1992, real estate owned through foreclosure totaled $12.9 million and $55.2 million.

Portfolio balances for the Company's non-core businesses segment are summarized as follows:

                                            December 31,
(Dollars in millions)      1993      1992      1991       1990       1989
Finance leases           $    2.2  $   11.8  $  174.1  $    587.2 $   464.8
Operating leases              0.6       1.7     121.1       181.6     192.7

Notes receivable            170.9     214.4     300.4       477.1     455.7

                         $  173.7  $  227.9  $  595.6  $  1,245.9 $ 1,113.2

Business units comprising the Company's non-core businesses segment portfolio are summarized as follows:

(Dollars in millions)                         December 31,
Business Unit                1993      1992      1991       1990      1989
Real estate financing      $  115.8  $  136.9  $  181.9  $   213.9 $   264.0
Receivable inventory           31.0      43.5      52.8       55.8      40.0
financing

McDonnell Douglas Bank         20.7      36.0     216.3      354.9     205.0
Limited
Marketable debt securities      3.3       7.4      24.2      130.6     120.6
Business credit group           2.2       2.6       2.9      100.9      65.2
McDonnell Douglas Capital
  Corporation                   0.7       1.5      44.9       66.1      85.9
McDonnell Douglas Auto
Leasing Corporation               -         -         -      210.1     211.1
McDonnell Douglas Truck           -         -      72.6      113.6     121.4
Services Inc.


                           $  173.7  $  227.9  $  595.6  $ 1,245.9 $ 1,113.2


- - -  Factors Affecting Non-Core Business Volume

  As a result of the Company's decision to exit its non-core businesses, there has been almost no new business volume since 1991. Non-core new business volume in 1993 and 1992 represent previous contractual commitments and extensions of maturing transactions. The Company does not intend to seek new contractual commitments in its non-core businesses. The Company is actively managing the remaining non-core business portfolios with a view toward liquidating those portfolios over time. At December 31, 1993 and 1992, unused credit lines available to RIF customers totaled $6.6 million and $14.3 million. The Company had no commitments to provide non-core business financing at December 31, 1993 and had commitments of $0.6 million at December 31, 1992.

  The following lists information on new business volume for the Company's non-core businesses:

                                      Years ended December 31,
  (Dollars in millions)     1993     1992     1991      1990       1989
  Finance leases           $    -   $     -   $ 12.8   $ 240.7    $ 331.0
  Operating leases              -       0.8      5.5      39.7       95.6

  Notes receivable            0.1       1.8     20.1     136.4      109.6

                           $  0.1   $   2.6   $ 38.6   $ 416.8    $ 536.2

Non-U.S. Financing

A portion of the Company's business, primarily in the commercial aircraft financing segment, is conducted with non-U.S. companies. In evaluating non-U.S. transactions, the Company must take into account certain additional risks not encountered in U.S. transactions. For example, payment obligations of non-U.S. obligors from time to time may be subject to foreign exchange restrictions of their respective countries. Additionally, equipment financing is subject to potential risks related to taxation, national policies, political and economic instability, limitations on legal remedies, and currency fluctuations. The Company has not experienced any material problems related to such risks, but no assurances can be given that such factors will not adversely affect the Company in the future. (See "Competition and Economic Factors" and Notes to Consolidated Financial Statements included in
Item 8.)

Cross-Border Outstandings

The extension of credit to borrowers located outside of the U.S. is called "cross-border" credit. In addition to the credit risk associated with any borrower, these particular credits are also subject to "country risk" - economic and political risk factors specific to the country of the borrower which may make the borrower unable or unwilling to pay principal and interest according to contractual terms. Other risks associated with these credits include the possibility of insufficient foreign exchange and restrictions on its availability. To minimize country risk, the Company monitors its foreign credits in each country with specific consideration given to maturity, currency, industry and geographic concentration of the credits.

The Company has minimal local currency outstandings to the individual countries listed in the following table that are not hedged or are not funded by local currency borrowings.

The countries in which the Company's cross border outstandings exceeded 1% of consolidated assets consist of the following at December 31:

(Dollars in
millions)
                                           December 31,
Country
                     Finance      Notes     Operating
1993                 Leases    Receivable     Leases    Guaranties    Total
Indonesia              $154.8       $    -      $    -      $    -     $154.8
Mexico                   23.0            -        23.6           -       46.6

United Kingdom           14.3         23.0           -           -       37.3

                       $192.1       $ 23.0      $ 23.6      $    -     $238.7



1992
Canada             $     12.7  $      5.7  $       0.3  $     3.5  $   22.2
Mexico                   24.3           -         26.5          -      50.8

United Kingdom           23.9        42.7          0.4          -      67.0

                   $     60.9  $     48.4  $      27.2  $     3.5  $  140.0



1991
Mexico              $       39.9  $       4.0  $        -  $      -     43.9
United Kingdom             184.4         34.8        10.0         -    229.2


                    $      224.3  $      38.8  $     10.0  $      -  $ 273.1


As of December 31, 1993, the Company had equipment in the Netherlands under an operating lease agreement with a net carrying amount of $18.0 million, representing outstandings between 0.75% and 1% of the Company's total assets. As of December 31, 1992 and 1991, there were no countries whose outstandings were between 0.75% and 1% of the Company's total assets.

Maturities and Sensitivity to Interest Rate Changes

The following table shows the maturity distribution and sensitivity to changes in interest rates of the Company's domestic and foreign financing receivables at December 31, 1993:

(Dollars in millions)

Maturity Distribution              Domestic     Foreign      Total
  1994                            $    259.1  $      64.0 $     323.1
  1995                                 203.3         40.3       243.6
  1996                                 166.0         37.7       203.7

  1997                                 137.7         34.7       172.4
  1998                                 131.8         37.2       169.0
  1999 and thereafter                  547.7        308.5       856.2

                                  $  1,445.6  $     522.4 $   1,968.0


Financing Receivables Due
1995 and Thereafter

  Fixed interest rates            $  1,127.6 $      269.0  $   1,396.6
  Variable interest rates               57.7        189.4        247.1
                                  $  1,185.3 $      458.4  $   1,643.7

Allowance for Losses on Financing Receivables and Credit Loss Experience

Analysis of Allowance for Losses on Financing Receivables

                                              December 31,
(Dollars in millions)        1993       1992      1991      1990     1989
Allowance for losses on
financing                  $  37.4   $   46.7   $  61.6   $  46.9   $  44.1
  receivables at beginning
of year
Provision for losses           8.6       19.1      47.2      57.3      13.2

Write-offs, net of           (10.4)     (27.4)    (56.7)    (44.1)    (11.4)
recoveries
Other                            -       (1.0)     (5.4)      1.5       1.0
Allowance for losses on
financing receivables at   $  35.6   $   37.4   $  46.7   $  61.6   $  46.9
end of year

Allowance as percent of        1.9%       2.1%      2.2%      1.9%      1.5%
total portfolio


Net write-offs as percent
of average portfolio           0.6%       1.4%      2.0%      1.4%      0.4%

More than 90 days
delinquent:
  Amount of delinquent     $   3.7   $    4.6   $  19.0   $   5.2   $   6.5
instalments
  Total receivables due
from delinquent obligors   $ 108.4   $   10.5   $  42.8   $  42.1   $  52.8

  Total receivables due
from delinquent obligors
as a percentage of total       5.9%       0.6%      2.0%      1.3%      1.7%
portfolio

The 1993 increase of total receivables from delinquent obligors is primarily attributable to rent not paid by a single airline customer who has agreed to repay the past due rents in 1994.

The portfolio at December 31, 1993 includes 13 CEL obligors, two airline obligors and four non-core obligors to which payment extensions have been granted. At December 31, 1993, payments so extended amounted to $14.8 million ($5.4 million airline-related), and the aggregate carrying amount of the related receivables was $167.8 million ($122.2 million airline-related).

Receivable Write-offs, Net of Recoveries by Business Unit

The following table summarizes the loss experience for each of the business units:

                                        Years ended        % of Respective
                                       December 31,       Average Portfolio
(Dollars in millions)                 1993       1992       1993       1992
Commercial aircraft financing      $  (1.5)   $   6.6      (0.15)%      0.68%
Commercial equipment leasing           3.9        5.3       0.80        0.89


  Core businesses                      2.4       11.9


Non-Core Businesses:
  Real estate financing                6.4        7.7       5.15        4.67
  Receivable inventory financing         -        3.2          -        6.77
  Marketable debt securities           0.8        1.2      12.75        6.77

  McDonnell Douglas Bank Limited       0.3        2.8       1.26        1.81
  McDonnell Douglas Truck Services       -        0.5          -        2.88
Inc.
  McDonnell Douglas Capital            0.1        0.1       5.53        0.47
Corporation
  Business credit group                0.4          -      20.90           -

                                       8.0       15.5


                                   $  10.4    $  27.4


In its analysis of the allowance for losses on financing receivables, the Company has taken into consideration the current economic and market conditions and provided $8.6 million and $19.1 million in 1993 and 1992 for losses. The Company believes that the allowance for losses on financing receivables is adequate at December 31, 1993 to cover potential losses in the Company's total portfolio. If, however, certain major customers defaulted and the Company were forced to take possession of and dispose of significant amounts of real estate, aircraft or equipment, losses in excess of the allowance could be incurred, which would be charged directly against earnings.

The Company's receivable write-offs, net of recoveries, have decreased in 1993 as compared to 1992. The decrease is largely due to the substantial liquidation during 1992 and 1991 of the asset portfolios in the non-core businesses segment.

- - - The commercial aircraft financing segment experienced recoveries of $1.5 million and write-offs of $6.6 million in 1993 and 1992 related to aircraft returned by America West.

- - - The asset portfolios in the non-core businesses segment have declined from $1,245.9 million at December 31, 1990 to $173.7 million at December 31,
   1993 and, therefore, net write-offs also have declined.

Nonaccrual and Past Due Financing Receivables

Financing receivables accounted for on a nonaccrual basis consisted of the following at December 31:

(Dollars in millions)                          1993         1992
Domestic                                   $      17.1  $       25.0
Foreign                                           23.7           0.9
                                           $      40.8  $       25.9


Financing receivables being accrued which are contractually past due 90 days or more as to principal and interest payments consisted of domestic financings of $76.6 million and $2.7 million at December 31, 1993 and 1992.


Borrowing Operations

The following table sets forth the average debt of the Company by borrowing classification:

(Dollars in millions)

                    Average           Average
 Years ended       Short-Term        Long-Term         Average
December 31,          Debt              Debt            Total
                                                         Debt
    1993             $ 113.0          1,153.7$            $1,266.7
    1992               118.2          1,513.1              1,631.3
    1991               341.1          1,750.4              2,091.5
    1990               393.2          1,888.0              2,281.2
    1989               263.6          1,656.3              1,919.9

The weighted average interest rates on all outstanding indebtedness computed for the relevant period were as follows:

                Weighted Average   Weighted Average    Weighted Average
 Years ended       Short-Term          Long-Term          Total Debt
December 31,      Interest Rate      Interest Rate      Interest Rate
    1993               5.97%              9.53%              9.19%
    1992              12.38               8.75               9.00
    1991              10.28               9.73               9.82
    1990              10.86               9.62               9.83
    1989              10.56               9.85               9.95

(See Schedule IX - "Short Term Borrowings" and Notes to Consolidated Financial Statements included in Item 8.)

In February 1993, Moody's Investor Service ("Moody's") announced the downgrade of MDC's debt credit ratings. Concurrent with this downgrade of the parent, Moody's reduced the Company's senior debt, subordinated debt and commercial paper to Ba1, Ba3 and Not Prime, respectively. In March 1994, Moody's announced the upgrade to Baa3, Ba2 and P3 for MDC's and the Company's senior debt, subordinated debt and commercial paper credit ratings.

In June 1993, Duff and Phelps, Inc. rated the Company's senior and subordinated debt as BBB and BBB-, and Standard and Poor's Corporation affirmed the Company's senior and subordinated debt ratings of BBB and BBB-.

A security rating is not a recommendation to buy, sell or hold securities. In addition, a security rating is subject to revision or withdrawal at any time by the assigning rating organization and each rating should be evaluated independently of any other rating.


Competition and Economic Factors

The Company is subject to competition from other financial institutions, including commercial banks, finance companies and leasing companies, some of which are larger than the Company and have greater financial resources, greater leverage ability and lower effective borrowing costs. These factors permit many competitors to provide financing at lower rates than the Company. In its commercial equipment leasing and commercial aircraft financing segments, the ability of the Company to compete in the marketplace is principally based on rates which the Company charges its customers, which rates are related to the Company's access to and cost of funds and to the ability of the Company to utilize tax benefits attendant to leasing. (See "Relationship With MDC.") Competitive factors also include, among other things, the Company's ability to be flexible in its financing arrangements with new and existing customers.

The Company has in the past obtained a significant portion of its leasing business and notes receivable in connection with the lease or sale of MDC aircraft. The Company's relationship with MDC has in many cases presented opportunities for such business and has caused MDC to offer to the Company substantially all of the notes receivable taken by MDC upon the sale of its aircraft. (See "Relationship With MDC".) In past years many customers have obtained their financing for MDC aircraft through sources other than the Company or MDC, reflecting a broader range of competitive financing alternatives available to MDC customers. However, the worldwide downturn in the airline business, together with the general tightening of credit has presented and may continue to present increased opportunities for aircraft financing business for the Company. The Company's ability to take advantage of these opportunities depends in substantial part on its ability to obtain the necessary capital. The consolidation in the U.S. airline industry as a result of bankruptcies and mergers has resulted in an increase in the concentration of the Company's MDC aircraft financings in a smaller number of larger airlines at the same time that the Company's decision to exit its non-core businesses has resulted in a greater concentration of the Company's portfolio in commercial aircraft financing. With a larger portion of the portfolio concentrated in MDC aircraft financings, the risk to the Company resulting from the declining creditworthiness of many airlines has increased. (See "Commercial Aircraft Financing Segment" and "Analysis of Allowance for Losses on Financing Receivables and Credit Loss Experience.")

Aircraft owned or financed by the Company may become significantly less valuable because of the introduction of new aircraft models, which may be more economical to operate, the aging of particular aircraft, technological obsolescence such as that caused by legislation for noise abatement which will over time prohibit the use of older, noisier (Stage 2) aircraft in the U.S., or an oversupply of aircraft for sale (such as presently exists). In any such event, carrying amounts on the Company's books may be reduced if, in the judgment of management, such carrying amounts are greater than market value, which would result in recognition of a loss to the Company. At December 31, 1993, the Company's carrying amount of Stage 2 aircraft totaled $68.4 million (5.4% of the Company's total aircraft portfolio, including held for sale or re-lease), which includes $26.3 million of aircraft held for sale or re-lease.

Although the Company is particularly subject to risks attendant to the airline and aircraft manufacturing industries, the ability of the Company to generate new business also is dependent upon, among other factors, the capital equipment requirements of U.S. businesses and the availability of capital.


Relationship With MDC

MDC is principally engaged in the design, development and production of defense and commercial aerospace products. For the year ended December 31, 1993, MDC recorded revenues of $14.5 billion and net earnings of $396.0 million. At December 31, 1993, MDC had assets of $12.0 billion and shareholders' equity of $3.4 billion. One of the five directors of the Company is a director of MDC and four of the Company's directors are officers of MDC.

The financial well-being of MDC is vital to the Company's ability to enter into significant amounts of new business in the future. Primarily as a result of certain downgrades in the credit ratings of MDC in 1991 and in early 1993, the Company's credit ratings were downgraded at the same time. Beginning in the early 1990's and continuing through mid-1993, the Company's access to new capital was severely limited due to a lowering of the Company's credit ratings, the recession and constraints imposed by MDC. However, as 1993 progressed, all of these factors had a much smaller impact on the Company and consequently, the Company's access to new capital improved. Approximately 25% of the receivables from the Company's total aircraft portfolio are supported by guaranties from MDC. In the event a substantial portion of the guaranties become payable and in the unlikely event that MDC is unable to honor its obligations under these guaranties, such event could have a material adverse effect on the financial condition of the Company. In addition, MDC participates as an intermediary in financings to a small number of the Company's commercial aircraft customers and largely as a result thereof, MDC is the fourth largest commercial aircraft financing customer of the Company.

Two of the principal industry segments in which MDC operates, military aircraft and commercial aircraft, are especially competitive and have a limited number of customers. As the Company focuses on its core businesses, and primarily aircraft financing, its future business prospects become more closely tied to the success of MDC, and especially the ability of MDC's commercial aircraft business to generate additional sales. The commercial aircraft business is market sensitive, which causes disruptions in production and procurement and attendant costs, and requires large investments to develop new derivatives of existing aircraft or new aircraft. The depressed conditions in the airline industry have resulted and may continue to result in airlines not taking deliveries of commercial transport aircraft, defaulting on contracts for firm orders, requests for changes in delivery schedules of existing orders, not exercising options or reserves and a dramatic decline in new orders. MDC expects the weakness of the commercial aircraft market to continue during 1994 and MDC does not expect a strong industry-wide resumption in orders for new aircraft until 1995, at the earliest. MDC's market share of firm order backlog for new commercial aircraft has declined significantly in the past several years and operating revenues for MDC's commercial aircraft segment decreased 28% in 1993. MDC also has made guaranties to non-affiliate third parties in connection with the marketing of commercial aircraft. MDC does not anticipate that the existence of such guaranties will have a material adverse effect upon its financial condition. In addition, some existing commercial aircraft contracts contain provisions requiring MDC to repurchase used aircraft at the option of the commercial customers. In view of the current market conditions for used aircraft, MDC's earnings and cash flows could be adversely impacted by the exercise of such options. However, it is not anticipated that the existence of such repurchase obligations will have a material adverse effect on MDC's cash flow or financial position. The trend of reduced commercial aircraft orders and reduced defense spending has resulted in a significant downsizing of MDC over the last several years.

MDC's most significant customer in its military aircraft and missiles, space, and electronic systems segments is the U.S. Government. In addition to the risks found in any business, companies engaged in supplying military and space equipment to the U.S. Government are subject to a number of other risks, including dependence on Congressional appropriations and annual administrative allotment of funds, general reductions in the U.S. defense budget, and changes in Government policies. Defense spending by the U.S. Government has declined and is likely to continue to decline. Further significant reductions in defense spending and a decision made by the U.S. Government to emphasize weapons research over production may have a material impact on MDC. The loss of a major program or a major reduction or stretch-out in one or more programs could have a material adverse impact on MDC's future revenues, earnings and cash flow. MDC also incurs risk if it enters into firm fixed-price contracts with the U.S. Government pursuant to which work is performed and paid for at a fixed amount without adjustment for actual costs experienced in connection with the contract. While this arrangement offers MDC opportunities for increased profits if costs are lower than expected, risk of loss due to increased cost is also borne by MDC. MDC, as a large defense contractor, is subject to many audits, reviews and investigations by the U.S. Government of its negotiation and performance of, accounting for, and general practices relating to U.S. Government contracts. An indictment of a contractor may result in suspension from eligibility for award of any new government contract, and a guilty plea or conviction may result in debarment from eligibility for awards. The U.S. Government may, in certain cases, also terminate existing contracts, recover damages, and impose other sanctions and penalties. Contracts may be terminated by the U.S. Government either for default, if the contractor materially breaches the contract, or "for the convenience" of the Government. Under contracts terminated for the convenience of the Government, a contractor is generally entitled to receive payments for its contract cost and the proportionate share of its fee or earnings for work done, subject to availability of funding.

One of MDC's largest programs for the U.S. Government is the C-17 Globemaster
III. The C-17 program is completing development and moving into full production. However, MDC has incurred significant C-17 related losses as a result of its cost estimate at completion exceeding the fixed-price ceiling set for development and initial production. In addition, as of December 31, 1993, the U.S.Air Force had withheld approximately $312 million from MDC's progress payment requests principally as a result of the higher cost estimates and the reclassification of certain costs. In May 1993, a Defense Acquisition Board initiated by the Under Secretary of Defense for Acquisition began a review of the C-17 program in an effort to resolve outstanding issues and to make recommendations regarding the C-17's future. In connection with the review, MDC provided data and participated in numerous discussions. In January 1994, MDC and the Department of Defense agreed to a business settlement of a variety of issues concerning the C-17. MDC and the U.S. Air Force will be developing plans and contractual modifications and agreements to implement the business settlement, which is subject to Congressional authorization and appropriations. This process is expected to be completed during 1994. The settlement covered issues open as of the date of the settlement, including the allocation of sustaining engineering costs to the development and production contracts, the sharing of flight test costs over a previous level, and the resolution of claims and of performance/specification issues. The settlement also stipulated that MDC will expend additional funds in an effort to achieve product and systems improvements. MDC estimated the financial impact of the settlement in conjunction with a review of the estimated remaining costs on the C-17 development and initial production contracts. As a result, MDC recorded a loss provision of $450 million (excluding general and administrative and other period expenses) in the fourth quarter of 1993.

On June 7, 1991, the U.S. Navy notified MDC and General Dynamics Corporation ("GD") that it was terminating for default the contract for development and initial production of the A-12 aircraft. The Navy has agreed to continue to defer repayment of $1.335 billion alleged to be due, with interest, from MDC and GD as a result of the termination for default of the A-12 program. The agreement provides that it will remain in force until the dispute as to the type of termination is resolved by pending litigation in the U.S. Court of Federal Claims or negotiated settlement, subject to review by the U.S. Government annually on December 1, to determine if there has been a substantial change in the financial condition of either MDC or GD such that deferment is no longer in the best interest of the Government. The Government, which extended the December 1, 1993 review beyond the time to which MDC and GD agreed, has not advised the contractors of the results of that review. However, the United States Court of Federal Claims has issued an order deferring rulings on the merits of the A-12 termination case until July 21, 1994. The court's order is based upon an undertaking by the Government that it would not seek to terminate the A-12 deferment agreement between MDC, GD and the Navy in the interim. MDC firmly believes it is entitled to continuation of the deferment agreement in accordance with its terms. However, if the agreement is not continued, MDC intends to contest collection efforts. If payment of the deferred amounts were required, such payment would have a material adverse effect on MDC's cash flows. Although MDC has established a provision of $350 million for loss on the contract, if, contrary to MDC's belief, the termination of the contract is not determined to be for the convenience of the U.S. Government, it is estimated that an additional loss would be incurred which could amount to approximately $1.2 billion.

Also, a 1991 Securities and Exchange Commission investigation looking into whether MDC violated certain federal securities laws in connection with disclosures about, and accounting for, the A-12 aircraft has been broadened to include the C-17 and possibly other programs.

For a further description of these and other factors which may affect MDC's financial condition, see MDC's Form 10-K for the year ended December 31, 1993 (Securities and Exchange Commission file number 1-3685.)

- - -  Operating Agreement

  The relationship between the Company and MDC is governed by an operating agreement (the "Operating Agreement"), which formalizes certain aspects of the relationship between the companies, principally those relating to the purchase and sale of MDC aircraft receivables, the leasing of MDC aircraft, the resale of MDC aircraft returned to, or repossessed by, the Company under leases or secured notes, and the allocation of federal income taxes between the companies.

  Under the Operating Agreement, MDC is required to offer to the Company all promissory notes, conditional sales contracts and certain other receivables obtained by MDC in connection with the sale of its commercial transport aircraft, except for any receivable that MDC acquires in a transaction which, in its opinion, involves unusual or exceptional circumstances or which it acquires with the expressed intention of selling to a purchaser other than the Company.

  The Company is obligated under the Operating Agreement to purchase all aircraft receivables offered to it, unless (a) it is unable or deems it inappropriate to obtain or allocate funds for the acquisition, (b) the receivables do not meet the Company's customary standards as to terms and conditions or creditworthiness, or (c) the amount of the receivable offered, when added to the amount of receivables of the same obligor then held by the Company, would exceed the amount that the Company deems prudent to hold.

  The prices to be paid for notes receivable purchased from MDC are intended to produce reasonable returns to the Company, taking into account the rates of return realized by independent finance companies, the Company's assessment of the credit risk and the Company's projected borrowing costs and expenses. In cases where credit risks associated with a note receivable are not acceptable to the Company, the Company will refuse to accept the note receivable or will condition its acceptance upon receipt of a guaranty from MDC with a negotiated fee to be paid by the Company for the guaranty. (See "Commercial Aircraft Financing Segment - Aircraft Financing Guaranties.")

  With respect to aircraft leasing activities, unlike the purchase of other aircraft receivables which are acquired by MDC and sold to the Company, the Company may make lease proposals directly to the prospective customers. If a lease proposal is accepted, the Company enters into a lease with the customer and purchases the aircraft from MDC on the terms negotiated between MDC and the customer. Under the Operating Agreement the Company may make a lease proposal to any customer desiring to lease an aircraft for two years or more, but the Company may decline to make a proposal or may condition its proposal upon a full or partial guaranty from MDC, with a negotiated fee to be paid by the Company for the guaranty.

  The Company has the option under the Operating Agreement to tender to MDC any MDC aircraft returned to or repossessed by the Company under a lease or security instrument at a price equal to the fair market value of the aircraft less 10%. This provision does not include MDC aircraft leased under a partnership arrangement in which the Company is one of the partners, or MDC aircraft subject to third party liens or other security interests, unless the Company and MDC determine that purchase by MDC is desirable. At December 31, 1993, the carrying amount of MDC aircraft and MDC aircraft held for sale or lease excluded by this provision amounts to approximately $127.4 million and $1.3 million, respectively.

- - -  Federal Income Taxes

  The Company and MDC presently file consolidated federal income tax returns, with the consolidated tax payments, if any, being made by MDC. The Operating Agreement provides that so long as consolidated federal tax returns are filed, payments shall be made, directly or indirectly, by MDC to the Company or by the Company to MDC, as appropriate, equal to the difference between the consolidated tax liability and MDC's tax liability computed without consolidation with the Company. If, subsequent to any such payments by MDC, it incurs tax losses which may be carried back to the year for which such payments were made, the Company nevertheless will not be obligated to repay to MDC any portion of such payments.

  The Company and MDC have been operating since 1975 under an informal arrangement which has entitled the Company to rely upon the realization of tax benefits for the portion of projected taxable earnings of MDC allocated to the Company. This has been important in planning the volume of and pricing for the Company's leasing activities. Under this arrangement, the Company is entitled to receive on a current basis not less than 50% of the potential tax savings generated by the Company's leasing activities with the remaining portion of such tax benefits to be deferred for a one-year period.

  The Company's ability to price its business competitively and obtain new business volume is significantly dependent on its ability to realize the tax benefits generated by its leasing business. In some cases, the yields on receivables, without regard to tax benefits, may be less than the Company's related financing costs. To the extent that MDC would be unable on a long-term basis to utilize such tax benefits, or if the informal arrangement is not continued in its present form, the Company would be required to restructure its financing activities and to reprice its new financing transactions so as to make them profitable without regard to MDC's utilization of tax benefits since there can be no assurance that the Company would be able to utilize such benefits currently. No assurances can be given that the Company would be successful in restructuring its financing activities. (See "Competition and Economic Factors.")

- - -  Intercompany Services

  MDC provides to the Company certain payroll, employee benefit, facilities and other services, for which the Company generally pays MDC the actual cost. (See Notes to Consolidated Financial Statements included in Item 8.) Commencing in the second quarter of 1994, the Company will move to new facilities to be leased by the Company from MDC.

  The Company formerly provided substantial financial services to MDC in connection with MDC's marketing of its aircraft, particularly in assisting its customers in obtaining financing for their aircraft acquisitions. The Company's function in this area included assistance with respect to the form and terms of MDC's participation in such financing where necessary, and negotiation of these terms with the customer on behalf of MDC. In January 1994, the 10 Company employees who were primarily responsible for providing these services were transferred to Douglas Aircraft Company, a division of MDC, to more closely align them with the primary focus of their efforts.

- - -  Intercompany Credit Arrangements

  The Company and MDC maintain separate borrowing facilities and there are no arrangements for joint use of credit lines by the companies. Bank credit and other borrowing facilities are negotiated by the Company on its own behalf. There are no provisions in the Company's debt instruments that provide that a default by MDC on MDC debt constitutes a default on Company debt. There are no guaranties, direct or indirect, by MDC of the payment of any debt of the Company.

  The Company has an arrangement with MDC, terminable at the discretion of either of the parties, pursuant to which the Company may borrow from MDC and MDC may borrow from the Company, funds for 30-day periods at a market rate of interest or at MDFS's average borrowing rate. Under these arrangements, there were no outstanding balances at December 31, 1993 and at December 31, 1992, $49.0 million was receivable from MDC. During 1992, the Company made no borrowings under this agreement and the maximum receivable from MDC under this arrangement was $49.0 million.

  Under a similar borrowing arrangement, McDonnell Douglas Realty Company owed the Company $29.6 million at December 31, 1993. As of that date, the Company was also owed $18.3 million by MDFS under a borrowing based on short-term borrowing costs of the Company, supporting a bridge financing which was repaid in March 1994.


Item 2.  Properties

The Company leases all of its office space and other facilities. Commencing in the second quarter of 1994, the Company will sublease from MDC, at fair market value, approximately 40,000 square feet of office space to be used as the Company's principal offices. The Company believes that its properties, including the equipment located therein, are suitable and adequate to meet the requirements of its business.


Item 3.  Legal Proceedings

In 1990, the Company was named as a defendant in three class action suits (the Carpi, Edelman, and Waldman "Actions") for alleged violations of securities laws in connection with the public offering of limited partnership interests in certain equipment leasing limited partnerships, the sponsor of which was McDonnell Douglas Capital Corporation ("MDCC"), a wholly-owned subsidiary of the Company. A court-approved settlement of the Carpi, Edelman, and Waldman Actions became effective as of December 1, 1993, pursuant to which the defendants will pay plaintiffs approximately $14.8 million, approximately $13.4 million of which will be paid by MDCC, its corporate affiliates and the individual defendants (a portion of which will be paid from the officers and directors liability insurance covering the individual defendants). As part of the settlement, MDCC purchased the equipment portfolios of the limited partnerships for 121% of the $1.0 million net book value. The Company adequately reserved for the settlement of the Actions and the settlement will not have a significant adverse impact on its financial condition or results of operations.

In March 1993, Wilmington Trust Company, CoreStates Bank, N.A., Midlantic National Bank and Continental Bank (collectively the "Banks") filed suit against the Company's wholly-owned subsidiary, MDFC Equipment Leasing Corporation ("ELC"), in the Superior Court of the State of Delaware seeking to recover payments made under letters of credit issued by the Banks in an aggregate amount of $2.8 million plus interest on such payments. In March 1994, ELC reached an agreement in principle to settle the suit by agreeing to pay the Banks a de minimus amount.

                                    Part II


Item 5.  Market for Registrant's Common Equity and Related Stockholder
Matters.

All of the Company's preferred and common stock is owned by MDFS. In 1993, the Company declared and paid no dividends to MDFS on its common stock compared to $102.3 million declared and paid in 1992. The 1992 common stock dividends declared and paid were unusually high due to the downsizing of the Company. The Company paid $3.6 million and $3.5 million in dividends on its preferred stock in 1993 and 1992. Preferred stock dividends of $0.5 million payable to MDFS were accrued at December 31, 1993. The Company currently expects to pay common stock dividends of at least $13.0 million to MDFS in 1994.

The provisions of various credit and debt agreements require the Company to maintain a minimum net worth, restrict indebtedness, and limit cash dividends and other distributions. Under the most restrictive provision, $49.4 million of the Company's income retained for growth was available for dividends at December 31, 1993.


Item 6. Selected Financial Data

The selected consolidated financial data should be read in conjunction with the Company's consolidated financial statements at December 31, 1993 and for the year then ended and with Item 7. The following table sets forth selected consolidated financial data for the Company:

                                     Years Ended December 31,
(Dollars in millions)     1993       1992      1991       1990       1989
Financing volume        $ 453.0   $  206.5   $  231.3   $ 761.3   $   962.6

Operating income:
  Finance lease income  $  94.7   $  113.0   $  179.3   $ 210.0   $   174.2
  Interest on notes        35.8       47.9       61.5      80.8        65.8
receivable
  Operating lease          34.3       33.3       34.1      36.9        32.7
income, net
  Net gain on disposal
or re-lease                23.7       37.1       45.8      90.0        34.8
    of assets
  Postretirement              -        2.8          -         -           -
benefit curtailment

  Other                     9.9       20.6       21.6      13.1        13.2
                          198.5      254.7      342.3     430.8       320.7
Expenses:
  Interest expense        116.4      145.9      198.5     216.4       184.0
  Provision for losses      8.6       19.1       47.2      57.3        13.2
  Operating expenses       20.3       27.4       35.6      55.1        41.5

  Other                    12.4       14.3        3.8       3.1         6.4
                          157.7      206.7      285.1     331.9       245.1
Income from
continuing operations
  before income taxes      40.8       48.0       57.2      98.9        75.6
and cumula-
  tive effect of
accounting change
Provision for taxes        24.0       15.9       19.1      34.6        24.9
on income
Income from
continuing operations
  before cumulative        16.8       32.1       38.1      64.3        50.7
effect of
  accounting change

Discontinued                  -       (2.5)      (1.4)      1.2        (1.0)
operations, net
Cumulative effect of          -       (1.9)         -         -       100.0
accounting change

Net income              $  16.8   $   27.7   $   36.7   $  65.5   $   149.7


Cash dividends paid     $   3.6   $  105.8   $   59.0   $  23.5   $   142.2


Ratio of income to          1.34       1.32       1.28      1.45        1.41
fixed charges<F1>

Balance sheet data:
  Total assets          $2,063.1  $1,999.0   $2,582.3   $3,443.7  $ 3,133.7
  Total debt            1,361.2    1,330.4    1,730.7   2,443.2     2,222.3

  Shareholder's equity    269.4      256.4      340.5     364.9       317.0

Dividends accrued on
preferred stock at      $   0.6   $    0.5   $    0.5   $   0.5   $     0.5
year end

          (1) For the purpose of computing the ratio of income to fixed charges, income consists of income from continuing operations before income taxes, cumulative effect of accounting change and fixed charges; and fixed charges consist of interest expense and preferred stock dividends.

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

The following should be read in conjunction with the consolidated financial statements included in Item 8.

Capital Resources and Liquidity

The Company has significant liquidity requirements. If cash provided by operations, borrowings under bank credit lines, unsecured term borrowings and the normal run-off of the Company's portfolio do not provide the necessary liquidity, the Company would be required to restrict its new business volume unless it obtained access to other sources of capital at rates that would allow for a reasonable return on new business. The Company has been accessing the public debt market since mid-1993 and anticipates using proceeds from the issuance of additional public debt to fund future growth.

The Company has traditionally attempted to match-fund its business such that scheduled receipts from its portfolio will at least cover its expenses and debt payments as they become due. The Company believes that, absent a severe or prolonged economic downturn which results in defaults materially in excess of those provided for, receipts from the portfolio will cover the payment of expenses and debt payments when due.

In funding its operations, the Company had traditionally obtained cash from operating activities, placements of term debt, issuance of commercial paper and the normal run-off of its portfolio. However, beginning in the early 1990's and continuing through mid-1993, the Company's access to new capital was severely limited due to a lowering of the Company's credit ratings, the recession, and capital constraints imposed by MDC (see "Relationship With MDC") and, as a result, the Company used asset sales and secured borrowings as a source of funding at various times during this period. However, as 1993 progressed, all of these conditions had a much smaller impact on the Company and the Company's access to new capital improved. Beginning late in the second quarter of 1993, the Company resumed issuing public debt. In June 1993 the Company commenced offering securities as part of a $250 million retail medium term note program. As of December 31, 1993, the Company had issued $81.1 million of retail medium term notes. Beginning in the fourth quarter of 1993, the Company returned to the institutional medium term note market, issuing $90.0 million in debt as of December 31, 1993.

During the years ended 1993, 1992 and 1991, the Company reduced the portfolio amount in its non-core businesses segment by a total of $1,117.4 million. The majority of the proceeds received from this reduction has been used to repay outstanding debt.

At December 31, 1993, the Company had committed revolving credit agreements under which it could borrow a maximum of $170.0 million through January 31, 1994. The maximum amount which the Company can borrow will be reduced by $25.0 million each quarter through January 1995. At December 31, 1993, the Company had borrowed $53.0 million under these facilities, leaving $117.0 million unused.

1993 vs. 1992

Finance lease income decreased $18.3 million (16.2%) in 1993 compared to 1992 primarily due to the 1992 disposition of a significant portion of the assets of MD Bank and the normal run-off of the portfolio.

Interest on notes receivable in 1993 was $12.1 million (25.3%) lower than 1992, reflecting an overall smaller portfolio.

Net gain on disposal or re-lease of assets decreased $13.4 million (36.1%) in 1993, primarily attributable to 1992 non-recurring gains aggregating $9.4 million recorded in connection with the disposition of a significant portion of the assets of MD Bank.

A lower level of short-term investments largely contributed to the 1993 decrease of $10.7 million (51.9%) in other income. The higher level of short-term investments during 1992 resulted from excess cash generated from the 1992 sales of selected assets and the sale of the Company's full-service leasing segment, operating as McDonnell Douglas Truck Services, Inc.

Interest expense decreased $29.5 million (20.2%) in 1993 compared to 1992, resulting from decreased bank borrowings, retirement of debt with call options due to increased liquidity of the Company, offset by issuances of debt with favorable interest rates.

The provision for losses decreased $10.5 million (55.0%) during 1993 compared to 1992, primarily as a result of the 1992 disposition of MD Bank assets, decreased write-offs within the real estate portfolio and an overall smaller portfolio.

Operating expenses decreased $7.1 million (25.9%) during 1993 compared to 1992, attributable primarily to reductions in the Company's personnel and lower costs associated with administering a smaller asset portfolio.

During the third quarter of 1993, the Company's effective tax rate was affected by an additional tax provision of $8.4 million associated with the tax rate increase included in the Omnibus Budget Reconciliation Act of 1993.


1992 vs. 1991

Finance lease income decreased $66.3 million (37.0%) in 1992 compared to 1991 due to the 1991 sale of substantially all the assets of McDonnell Douglas Auto Leasing Corporation ("MDAL") and the business credit group ("BCG"), the 1992 disposition of a significant portion of the assets of MD Bank, the sale of selected assets and the normal run-off of the portfolio.

Interest on notes receivable in 1992 was $13.6 million (22.1%) lower than 1991 reflecting the sale of high-yield corporate bonds, delinquent real estate loans on nonaccrual status and an overall smaller portfolio.

Interest expense decreased $52.6 million (26.5%) in 1992 compared to 1991, resulting from decreased short-term bank borrowings by MD Bank, the repurchase of debt securities, scheduled debt maturities and retirement of debt with call options. Total debt decreased to $1.3 billion at December 31, 1992 from $1.7 billion at December 31, 1991.

The provision for losses decreased $28.1 million (59.5%) during 1992 compared to 1991, primarily as result of a change in the classification to other expenses of foreclosure expenses and writedowns of real estate owned totaling $7.9 million in 1992, which were previously charged to the allowance, the 1991 sale of substantially all of the assets of MDAL and BCG and decreased write-offs in 1992.

Operating expenses decreased $8.2 million (23.0%) during 1992 compared to 1991 due primarily to major reductions in the Company's personnel and lower costs attendant to administering a smaller portfolio. At December 31, 1992, the Company had approximately 175 employees, reduced from 600 employees at December 31, 1991.

Other expenses increased $10.5 million in 1992 compared to 1991 attributable to foreclosure expenses and writedowns in 1992 of real estate owned. These expenses were charged to the allowance in 1991.



New Accounting Standards

In December 1992, the Financial Accounting Standards Board issued SFAS No. 112, "Employers' Accounting for Postemployment Benefits." The Statement is effective in 1994 and requires using an accrual approach for accounting for benefits other than retiree health care to former or inactive employees. The impact of the Company's adoption of this Statement is not expected to be material.

In May 1993, the Financial Accounting Standards Board issued Statement
No. 114, "Accounting by Creditors for Impairment of a Loan." This Statement requires that impaired loans be measured on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. Adoption of this Statement is required no later than 1995, although earlier application is permitted. The Company presently intends to adopt this pronouncement in 1995. The effect of applying this Statement is not expected to have a material impact on the financial statements of the Company.



Item 8.  Financial Statements and Supplementary Data

The following pages include the consolidated financial statements of the Company as described in Item 14.(a) 1. and 2. herein.

Report of Independent Auditors

Shareholder and Board of Directors
McDonnell Douglas Finance Corporation

We have audited the accompanying consolidated balance sheet of McDonnell Douglas Finance Corporation (a wholly-owned subsidiary of McDonnell Douglas Financial Services Corporation) and subsidiaries as of December 31, 1993 and 1992, and the related consolidated statements of income and income retained for growth, and cash flows for each of the three years in the period ended December 31, 1993. Our audits also included the financial statement schedules listed in the Index at Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of McDonnell Douglas Finance Corporation and subsidiaries at December 31, 1993 and 1992, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1993, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We have also previously audited, in accordance with generally accepted auditing standards, the consolidated balance sheets as of December 31, 1991, 1990 and 1989, and the related consolidated statements of income and income retained for growth, and cash flows for the years ended December 31, 1990 and 1989 (none of which are presented separately herein); and we expressed unqualified opinions on those consolidated financial statements. In our opinion, the information set forth in the selected financial data for each of the five years in the period ended December 31, 1993, appearing on pages 26 - 28, is fairly stated in all material respects in relation to the consolidated financial statements from which it has been derived.

As discussed in the notes to the consolidated financial statements, in 1992 the Company changed its method of accounting for retiree health care benefits.




/s/ Ernst & Young

Orange County, California
January 18, 1994

McDonnell Douglas Finance Corporation and Subsidiaries
Consolidated Balance Sheet

                                                    December 31,
(Dollars in millions,
except per share amounts)                     1993               1992


ASSETS
  Financing receivables:
    Investment in finance leases             $1,173.5          $   993.8
    Notes receivable                           301.8               459.7


                                             1,475.3             1,453.5
    Allowance for losses on financing          (35.6)              (37.4)
receivables
    Financing receivables, net               1,439.7             1,416.1
  Cash and cash equivalents                     65.5                11.6

  Equipment under operating leases, net        358.2               332.9
  Equipment held for sale or re-lease           32.0                56.6
  Real estate owned                             12.9                55.2
  Accounts with MDC and MDFS                    70.4                40.9

  Other assets                                  84.5                85.7

                                             $2,063.2          $ 1,999.0


LIABILITIES AND SHAREHOLDER'S EQUITY

  Short-term notes payable                   $ 202.6           $   133.5
  Accounts payable and accrued expenses         59.2                41.2
  Other liabilities                             74.5                73.9
  Deferred income taxes                        298.9               297.1

  Long-term debt:
    Senior                                   1,080.8             1,104.2
    Subordinated                                77.8                92.7

                                             1,793.8             1,742.6



  Commitments and contingencies - Note 8

  Shareholder's equity:

    Preferred stock - no par value;
     authorized 100,000 shares:
     Series A; $5,000 stated value;
      authorized, issued and outstanding        50.0                50.0
      10,000 shares

    Common stock $100 par value;
     authorized 100,000 shares; issued           5.0                 5.0
     and
     outstanding 50,000 shares
    Capital in excess of par value              89.5                89.5
    Income retained for growth                 129.6               116.4

    Cumulative foreign currency                 (4.7)               (4.5)
translation adjustment
                                               269.4               256.4

                                             $2,063.2          $ 1,999.0


See notes to consolidated financial statements.

McDonnell Douglas Finance Corporation and Subsidiaries
Consolidated Statement of Income and Income Retained for Growth



                                               Years ended December 31,

 (Dollars in millions)                       1993        1992       1991

 OPERATING INCOME

   Finance lease income                    $   94.7   $   113.0   $  179.3
   Interest income on notes receivable         35.8        47.9       61.5

   Operating lease income, net of
   depreciation expense of $39.0, $48.8        34.4        33.3       34.1
   and $60.0 in 1993, 1992 and 1991,
   respectively
   Net gain on disposal or re-lease of         23.7        37.1       45.8
   assets

   Postretirement benefit curtailment             -         2.8          -
   gain
   Other                                        9.9        20.6       21.6

                                              198.5       254.7      342.3



 EXPENSES

   Interest expense                           116.4       145.9      198.5
   Provision for losses                         8.6        19.1       47.2

   Operating expenses                          20.3        27.4       35.6
   Other                                       12.4        14.3        3.8

                                              157.7       206.7      285.1


 Income from continuing operations
   before income taxes and cumulative          40.8        48.0       57.2
   effect of accounting change
 Provision for income taxes                    24.0        15.9       19.1


 Income from continuing operations
 before cumulative effect                      16.8        32.1       38.1
   of accounting change
 Discontinued operations, net                     -        (2.5)      (1.4)
 Cumulative effect of new accounting
 standard for postretirement benefits             -        (1.9)         -


 Net income                                    16.8        27.7       36.7

 Income retained for growth at beginning      116.4       194.5      216.8
 of year

 Dividends                                     (3.6)     (105.8)     (59.0)

 Income retained for growth at end of      $  129.6   $   116.4   $  194.5
 year


See notes to consolidated financial statements.

McDonnell Douglas Finance Corporation and Subsidiaries
Consolidated Statement of Cash Flows


                                              Years Ended December 31,
(Dollars in millions)                     1993          1992         1991


OPERATING ACTIVITIES
  Income from continuing operations
  before cumulative effect of          $     16.8   $      32.1   $     38.1
  accounting change
   Adjustments to reconcile income
   from continuing operations before
   cumulative effect of accounting
   change to net cash provided by
   (used in) operating activities:

     Depreciation expense -                  39.0          48.8         60.0
     equipment under operating
     leases
     Net gain on disposal or re-            (23.7)        (37.1)       (45.8)
     lease of assets
     Provision for losses                     8.6          19.1         47.2

  Change in assets and liabilities:
      Accounts with MDC and MDFS            (29.5)         18.4        (58.1)
      Other assets                            1.2          (8.2)        (9.9)
      Accounts payable                       18.0         (16.1)       (32.5)

      Other liabilities                       0.6          (6.2)         5.3
      Deferred income taxes                   1.8         (76.6)       (97.3)
  Other, net                                  4.2         (16.2)         1.7
  Discontinued operations                       -           0.4         18.5


                                             37.0         (41.6)       (72.8)



INVESTING ACTIVITIES
  Net change in short-term notes and         91.3         (77.9)       (21.2)
  leases receivable

  Purchase of equipment for operating       (57.4)        (71.8)       (66.7)
  leases
  Proceeds from disposition of              139.5         323.2        790.6
  equipment, notes and leases
  receivable
  Collection of notes and leases            202.7         278.7        354.5
  receivable

  Acquisition of notes and leases          (385.7)       (153.2)      (168.9)
  receivable
  Discontinued operations                       -          69.4         19.8

                                             (9.6)        368.4        908.1



FINANCING ACTIVITIES
  Net change in short-term borrowings        69.1          16.5       (444.4)
  Debt having maturities more than 90
  days:
   Proceeds                                 183.0          34.9        585.6

   Repayments                              (222.0)       (440.8)      (840.9)
  Payment of cash dividends                  (3.6)       (105.8)       (59.0)
  Discontinued operations                       -          (6.9)        (2.7)
                                             26.5        (502.1)      (761.4)

Increase (decrease) in cash and cash         53.9        (175.3)        73.9
equivalents
Cash and cash equivalents at                 11.6         186.9        113.0
beginning of year
Cash and cash equivalents              $     65.5   $      11.6   $    186.9
at end of year

See notes to consolidated financial statements.

McDonnell Douglas Finance Corporation and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 1993


Note 1 - Organization and Summary of Significant Accounting Policies

Organization    McDonnell Douglas Finance Corporation (the "Company") is a
wholly-owned subsidiary of McDonnell Douglas Financial Services Corporation ("MDFS"), a wholly-owned subsidiary of McDonnell Douglas Corporation ("MDC"). The Company was incorporated in Delaware in 1968 and provides a diversified range of equipment financing and leasing arrangements to commercial and industrial markets.

Consolidation The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Certain amounts have been reclassified to conform to the 1993 presentation.

Finance Leases At lease commencement, the Company records the lease receivable, estimated residual value of the leased equipment and unearned lease income. Income from leases is recognized over the terms of the leases so as to approximate a level rate of return on the net investment. Residual values, which are reviewed periodically, represent the estimated amount to be received at lease termination from the disposition of leased equipment.

Initial Direct Costs Initial direct costs are deferred and amortized over the related financing terms.

Cash Equivalents The Company considers all cash investments with original maturities of three months or less to be cash equivalents. Cash equivalents at December 31, 1993 were $58.8 million. There were no cash equivalents at December 31, 1992. At December 31, 1993 and 1992, the Company has classified as other assets restricted cash deposited with banks in interest bearing accounts of $44.3 million and $39.7 million for compensating balances, specific lease rents and contractual purchase price related to certain aircraft leased by the Company under capital lease obligations, and security against recourse provisions related to certain note and lease receivable sales.

Allowance for Losses on Financing Receivables The allowance for losses on financing receivables includes consideration of such factors as the risk rating of individual credits, economic and political conditions, prior loss experience and results of periodic credit reviews.

Collateral that is formally or substantively repossessed in satisfaction of a receivable is written down to estimated fair value and is transferred to equipment held for sale or re-lease or real estate owned. Subsequent to such transfer, these assets are carried at the lower of cost or estimated net realizable value.

In May 1993, the Financial Accounting Standards Board issued Statement
No. 114, "Accounting by Creditors for Impairment of a Loan." This Statement requires that impaired loans be measured on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price, or the fair value of the collateral if the loan is collateral dependent. Adoption of this Statement is required no later than 1995, although earlier application is permitted. The Company presently intends to adopt this pronouncement in 1995. The effect of applying this Statement is not expected to have a material impact on the financial condition or results of operations of the Company.

Equipment Under Operating Leases Rental equipment subject to operating leases is recorded at cost and depreciated over its useful life or lease term to an estimated salvage value, primarily on a straight-line basis.

Income Taxes The operations of the Company and its subsidiaries are included in the consolidated federal income tax return of MDC. MDC presently charges or credits the Company for the corresponding increase or decrease in MDC's taxes resulting from such inclusion. Intercompany payments are made when such taxes are due or tax credits are realized by MDC.

Investment tax credits (which were repealed by the Tax Reform Act of 1986) related to property subject to financing transactions are deferred and amortized over the terms of the financing transactions.

The provision for taxes on income is computed at current tax rates and adjusted for items that do not have tax consequences, temporary differences and the cumulative effect of any changes in tax rates from those previously used to determine deferred income taxes. In 1992, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." The impact of the adoption of SFAS No. 109 had no material effect on the Company's accounting for income taxes. SFAS No. 109 requires financial statements reflect deferred income taxes for future tax consequences of events recognized in different years for financial and tax reporting purposes.

Foreign Currency Translation McDonnell Douglas Bank Limited ("MD Bank"), a United Kingdom company, is an indirect wholly-owned subsidiary of MDC. Through intercompany arrangements between MDC and the Company, MD Bank is consolidated as if it were a wholly-owned subsidiary of the Company. Adjustments from translating the assets and liabilities of MD Bank from the functional currency of the pound sterling into U.S. dollars at the year-end exchange rate are accumulated and reported as a separate component of equity. Operating results are translated at average monthly exchange rates.


Note 2 - Dispositions

During the second quarter of 1992, the Company completed the sale of the remaining assets of its full-service leasing segment, operating as McDonnell Douglas Truck Services Inc. ("MDTS"). These assets were sold to various parties for approximately $58.6 million. This segment has been reported as a discontinued operation. Accordingly, the consolidated financial statements for 1992 and 1991 have been reclassified to report separately the operating results of this discontinued operation.

Included in 1992 discontinued operations is the MDTS loss on sale of $1.6 million, net of income tax benefits of $0.9 million and the MDTS loss from operations of $0.9 million, net of income tax benefits of $0.5 million. Included in 1991 discontinued operations is the MDTS loss from operations of $1.4 million, net of income tax benefits of $0.8 million. Operating income of MDTS was $3.4 million and $22.9 million for 1992 and 1991.

During 1992, in three separate transactions, MD Bank sold a significant portion of its portfolio and received cash proceeds of approximately $70.8 million and an amortizing note receivable of $29.7 million. These sales resulted in pretax gains aggregating $9.4 million. The cash proceeds were applied to reduce MD Bank's bank borrowings, resulting in losses totaling $2.3 million on the termination of interest rate swaps. The note, which was concurrently sold to the Company at par, bears an interest rate of LIBOR plus 1.5%. At December 31, 1993 and 1992, $4.5 million and $18.7 million was outstanding under this note. At December 31, 1993, the Company had an outstanding foreign currency swap agreement to hedge this note. Foreign currency transaction losses incurred in conjunction with this note amounted to $0.4 million and $1.2 million in 1993 and 1992.

During the fourth quarter 1992, the Company sold substantially all of the assets of McDonnell Douglas Capital Corporation ("MDCC"), a wholly-owned subsidiary of the Company, for $13.5 million, resulting in a pretax gain of $1.3 million. The assets consisted primarily of equipment subject to operating leases. Operating income of MDCC was $5.9 million and $4.7 million in 1992 and 1991.

On October 18, 1991, the Company completed the sale of substantially all of the assets of McDonnell Douglas Auto Leasing Corporation ("MDAL"), a wholly-owned subsidiary of the Company, for $154.7 million. The Company recorded a pretax loss of $2.5 million on the disposition. Operating income of MDAL was $17.2 million in 1991.

In two separate transactions, the Company sold substantially all of the assets of the business credit group ("BCG"). The first transaction, occurring in May 1991, resulted in proceeds of $19.9 million and a pretax loss of $1.2 million. On July 1, 1991, the second transaction was consummated and provided the Company with proceeds of $58.7 million and a pretax gain of $0.6 million.


Note 3 - Investment in Finance Leases

The following lists the components of the investment in finance leases at December 31:

(Dollars in millions)                          1993          1992
Minimum lease payments receivable          $    1,668.9   $   1,326.7
Estimated residual value of leased assets         273.2         221.7

Unearned income                                  (772.3)       (558.8)
Deferred initial direct costs                       3.7           4.2

                                           $    1,173.5   $     993.8


The following lists the components of the investment in finance leases at December 31 that relate to aircraft leased by the Company under capital leases that have been leased to others:


(Dollars in millions)                      1993        1992
Minimum lease payments receivable       $     81.2  $     88.5

Estimated residual value of leased            15.1        15.1
assets
Unearned income                              (41.1)      (45.9)
Deferred initial direct costs                  0.2         0.2


                                        $     55.4  $     57.9


At December 31, 1993, finance lease receivables of $267.9 million serve as collateral to senior long-term debt.

At December 31, 1993, finance lease receivables are due in installments as follows: 1994, $216.6 million; 1995, $187.4 million; 1996, $166.8 million;
1997, $150.1 million; 1998, $141.0 million; 1999 and thereafter, $807.0 million.

During 1993, the Company leased, under a finance lease agreement, a DC-10-30 aircraft to MDC with a carrying amount of $32.9 million at December 31, 1993. The lease requires monthly rent payments of $0.4 million through April 14, 2004.


Note 4 - Notes Receivable

The following lists the components of notes receivable at December 31:

(Dollars in millions)                        1993         1992
Principal                                $    299.1   $    454.2

Accrued interest                                2.8          5.6
Unamortized discount                           (1.3)        (1.7)
Deferred initial direct costs                   1.2          1.6

                                         $    301.8   $    459.7



At December 31, 1993, notes receivables are due in installments as follows:
1994, $106.5 million; 1995, $56.2 million; 1996, $36.9 million; 1997, $22.3 million; 1998, $28.0 million; 1999 and thereafter, $49.2 million.

Note 5 - Equipment Under Operating Leases

Equipment under operating leases consists of the following at December 31:

(Dollars in millions)                       1993        1992
Commercial aircraft                     $    216.4   $  160.1
Executive aircraft                            88.7       91.9
Highway vehicles                              76.7      108.2
Printing equipment                            32.0       17.2
Medical equipment                             21.9       26.8

Machine tools and production equipment        21.1       27.1
Computers and related equipment                9.3        4.1
Other                                          3.1        2.6

                                             469.2      438.0
Accumulated depreciation and                (106.6)    (103.4)
amortization
Rentals receivable                             5.0        7.8
Deferred lease income                        (10.8)     (11.1)
Deferred initial direct costs                  1.4        1.6

                                        $    358.2   $  332.9



At December 31, 1993, future minimum rentals scheduled to be received under the noncancelable portion of operating leases are as follows: 1994, $60.3 million; 1995, $45.6 million; 1996, $38.6 million; 1997, $34.1 million; 1998,
$27.4 million; 1999 and thereafter, $41.1 million.

At December 31, 1993, equipment under operating leases of $30.4 million are assigned as collateral to senior long-term debt. Equipment under operating leases of $15.3 million at December 31, 1993, relate to commercial aircraft leased by the Company under capital lease obligations.

Under an operating lease agreement, the Company leases four MD-82 aircraft to MDC. The leases require quarterly rent payments of $2.1 million through May 31, 2002. At December 31, 1993 and 1992, the carrying amount of these aircraft was $60.4 million and $64.6 million.

Note 6 - Income Taxes

The components of the provision (benefit) for taxes on income from continuing operations before cumulative effect of accounting change are as follows:

(Dollars in millions)        1993          1992           1991
Current:
  Federal                 $    19.8      $     48.1     $    100.2
  State                         2.4             3.4            2.7

                               22.2            51.5          102.9

Deferred:

  Federal                       1.0           (36.6)         (82.7)

  Foreign                       0.8             1.0           (1.1)

                                1.8           (35.6)         (83.8)

                          $    24.0      $     15.9     $     19.1


Temporary differences represent the cumulative taxable or deductible amounts recorded in the financial statements in different years than recognized in the tax returns. The components of the net deferred income tax liability consist of the following at December 31:

(Dollars in millions)                    1993             1992
Deferred tax assets:
  Allowance for losses               $     11.9   $              12.8

  Other                                    20.0                   2.6

                                           31.9                  15.4

Deferred tax liabilities:
  Leased assets                          (311.6)               (291.9)
  Deferred installment sales               (2.8)                 (3.4)
  MD Bank                                     -                  (3.7)
  Other                                   (16.4)                (13.5)

                                         (330.8)               (312.5)


Net deferred tax liability           $   (298.9)  $            (297.1)

Income taxes computed at the United States federal income tax rate and the provision for taxes on income from continuing operations before cumulative effect of accounting change differ as follows:

(Dollars in millions)              1993         1992        1991
Tax computed at federal         $    14.3   $     16.3   $     19.4
statutory rate
State income taxes, net of            1.5          1.3          1.8
federal tax benefit
Effect of foreign tax rates           0.1          0.8            -
U.S. tax effect on foreign            0.8         (2.1)           -
income
Effect of investment tax             (0.6)        (1.1)        (1.7)
credits

Effect of tax rate change             8.4            -            -
Other                                (0.5)         0.7         (0.4)

                                $    24.0   $     15.9   $     19.1


During the third quarter of 1993, the Company's effective tax rate was affected by an additional tax provision of $8.4 million associated with the tax rate increase included in the Omnibus Budget Reconciliation Act of 1993.

MDFS is currently under examination by the Internal Revenue Service ("IRS") for the tax years 1986 through 1989. The IRS audit is not expected to have a material effect on the Company's financial condition or results of operations.

Provisions have been made for estimated United States and foreign income taxes which may be incurred upon the repatriation of MD Bank's undistributed earnings.

Income taxes paid by the Company totaled $54.0 million in 1993, $86.1 million in 1992 and $76.2 million in 1991.


Note 7 - Indebtedness

Short-term notes payable consist of the following at December 31:

(Dollars in millions)                          1993         1992
Short-term bank borrowings                 $   149.6    $        -
Lines of credit                                 53.0         124.0
MDFS                                               -           9.5

                                           $   202.6    $    133.5



At December 31, 1993, the Company had a revolving credit agreement under which it could borrow a maximum of $125.0 million to be reduced by $25.0 million each quarter through January 1995. The interest rate, at the option of the Company, is either a floating rate generally based on a defined prime rate, a fixed rate related to either LIBOR or a certificate of deposit rate, or a rate as quoted under a competitive bid. Borrowings of $53.0 million and $108.0 million were outstanding under this agreement at December 31, 1993 and 1992.

At December 31, 1993, MDFS and the Company had a joint revolving credit agreement under which MDFS could borrow a maximum of $6.0 million and the Company could borrow a maximum of $45.0 million, reduced by any MDFS borrowings under this agreement. The interest rate, at the option of the Company, is either a floating rate generally based on a defined prime rate or fixed rate related to LIBOR. There were no outstanding borrowings under this agreement at December 31, 1993.

At December 31, 1993, the Company had non-recourse short-term bank borrowings totaling $149.6 million, at LIBOR based interest rates, due and payable on November 4, 1994.

MD Bank borrowings of $16.0 million were outstanding at December 31, 1992 under a committed credit agreement which subsequently expired.

Senior long-term debt consists of the following at December 31:

(Dollars in millions)                        1993           1992
9.0% Note due through 1993              $         -    $        9.7
7.75% - 7.91% Notes due through 1993              -             3.3
5.0% Note due through 1994, net of
discount based on imputed interest rate         0.5             1.1
of 7.95%
13.0% Notes due through 1995                    0.6             1.1
9.15% Note due 1994                            19.4            17.4

8.46% Note due 1995                             8.0             8.0
10.52% Note due 1995                           52.0            52.0
7.0% Notes due through 1996                     2.1             3.0
7.0% Notes due through 1998, net of
discount based on imputed interest rate         3.4             4.1
of 10.8%
3.9% Notes due through 1999, net of
discount based on imputed interest              9.4            10.9
rates of 9.15% - 10.6%
5.75% - 6.875% Notes due through 2000,
net of discount based on imputed               11.8            13.3
interest rates of 9.75% - 11.4%
6.65% - 10.18% Notes due through 2001          93.2            94.9
5.25% - 8.375% Retail medium term notes        79.1               -
due through 2008
4.625% - 13.55% Medium term notes due         713.4           792.0
through 2005

Capital lease obligations due through          87.9            93.4
2003

                                         $  1,080.8    $    1,104.2


The 9.15% Note due 1994, related to a borrowing denominated in Japanese yen, and the 10.52% Note due 1995, related to a borrowing denominated in Swiss francs, have been adjusted by $20.9 million at December 31, 1993 ($19.0 million at December 31, 1992) to reflect the dollar value of each liability at the current exchange rate. To hedge against the risk of future currency exchange rate fluctuations on such debt, the Company entered into foreign currency swap agreements at the time of borrowing whereby it may purchase foreign currency sufficient to retire such debt at exchange rates in effect at the initial dates of the agreements. Changes in the market value of the swap agreements due to changes in exchange rates are included in other assets and effectively offset changes in the value of the foreign denominated obligations.

As of December 31, 1993, $98.6 million of senior long-term debt was collateralized by equipment. This debt is composed of the 7.0% Notes due through 1996, 7.0% Notes due through 1998, and the 6.65% - 10.18% Notes due through 2001.

The Company leases aircraft under capital leases which have been sub-leased to others. The Company has guaranteed the repayment of $9.7 million in capital lease obligations associated with a 50% partner.

Subordinated long-term debt consists of the following at December 31:

(Dollars in millions)                            1993         1992
12.63% Note due 1993                          $      -    $     5.0
8.25% - 9.26% Notes due through 1996               5.0         10.0
10.25% Notes due through 1997                     20.0         25.0
12.35% Note due 1997                              20.0         20.0
8.93% - 9.92% Medium term notes due through       32.8         32.7
1999


                                              $   77.8    $    92.7


Payments required on long-term debt and capital lease obligations during the years ending December 31 are as follows:

                                        Long-Term       Capital
(Dollars in millions)                      Debt          Leases
1994                                  $     185.7    $        15.1
1995                                        202.2             15.1
1996                                         98.5             15.1
1997                                        106.4             15.1
1998                                        135.8             15.1
1999 and thereafter                         347.4             62.1


                                          1,076.0            137.6
Deferred debt expenses                       (5.4)            (0.9)
Imputed interest                                -            (48.8)

                                      $   1,070.6     $       87.9


The provisions of various credit and debt agreements require the Company to maintain a minimum net worth, restrict indebtedness, and limit cash dividends and other distributions. Under the most restrictive provision, $49.4 million of the Company's income retained for growth was available for dividends at December 31, 1993.

Interest payments totaled $116.3 million in 1993, $154.0 million in 1992 and $205.2 million in 1991.


Note 8 - Commitments and Contingencies

At December 31, 1993 and 1992, the Company had unused credit lines available to customers totaling $6.6 million and $14.3 million; and commitments to provide leasing and other financing totaling $43.6 million and $23.1 million.

In 1990, the Company was named as a defendant in three class action suits (the "Actions") for alleged violations of securities laws in connection with the public offering of limited partnership interests in certain equipment leasing limited partnerships, the sponsor of which was MDCC. In 1993, the Company settled the Actions for approximately $14.8 million. As part of the settlement, MDCC purchased the equipment portfolios of the limited partnerships for 121% of the $1.0 million net book value, which approximated fair value. The Company adequately reserved for the settlement of the Actions.

At December 31, 1993, in conjunction with prior asset dispositions, at December 31, 1993, the Company is subject to a maximum recourse of $42.0 million. Based on trends to date, the Company's exposure to such loss is not expected to be significant.


Note 9 - Transactions with MDC and MDFS

Accounts with MDC and MDFS consist of the following at December 31:

(Dollars in millions)                     1993            1992
Notes receivable                       $     47.9   $         49.0
Federal income tax payable                   25.8            (15.4)
State income tax receivable                     -              8.3
Other payables                               (3.3)            (1.0)
                                       $     70.4   $         40.9


The Company has arrangements with MDC, terminable at the discretion of either of the parties, pursuant to which the Company may borrow from MDC and MDC may borrow from the Company, funds for 30-day periods at a market rate of interest or at MDFS's average borrowing rate. Under these arrangements, there were no outstanding balances at December 31, 1993 and at December 31, 1992, $49.0 million was receivable from MDC.

Under a similar arrangement, the Company may borrow from MDFS and MDFS may borrow from the Company, funds for 30-day periods at the Company's cost of funds for short-term borrowings. Under these arrangements, receivables of $18.3 million and borrowings of $9.5 million were outstanding at December 31, 1993 and 1992.

On September 28, 1993, the Company sold, at estimated fair value, real estate owned properties to McDonnell Douglas Realty Company, a wholly-owned subsidiary of MDC, and financed the sale by taking a $28.9 million note. The Company recorded a pretax loss of $5.7 million on the transfer, which is included in other expenses in the consolidated statement of income. The note is payable on demand and accrues interest at a rate equal to the average borrowing cost of MDFS. At December 31, 1993, $29.6 million was outstanding under this note.

During 1993, 1992 and 1991, the Company purchased aircraft and aircraft related notes from MDC in the amount of $400.2 million, $160.5 million and $119.1 million, respectively.

At December 31, 1993 and 1992, $270.0 million and $152.2 million of the commercial aircraft financing portfolio was guaranteed by MDC. During 1993, 1992 and 1991, the Company collected $0.2 million, $0.6 million and $0.8 million, respectively, under these guaranties.

On September 29, 1992, the Company purchased a bridge note issued by Irish Aerospace Leasing Limited, a wholly-owned subsidiary of Irish Aerospace Limited, which previously was 25% owned by MDC, for $22.0 million with an effective interest rate of 9.4%. This note was repaid in 1993.

On December 31, 1991, MDC sold an MD-11 flight simulator to the Company for $30.0 million and simultaneously leased it back under an operating lease agreement. On March 5, 1992, the Company sold the MD-11 flight simulator to a third party for approximately book value.

During 1992, the $9.9 million long-term debt issued by MDFS to MD Bank in 1990 was prepaid. This note was payable in ten equal semi-annual instalments beginning on May 20, 1996, at LIBOR based interest rates.

The Series A Preferred Stock is redeemable at the Company's option at $5,000 per share, has no voting privileges and is entitled to cumulative semi-annual dividends of $175 per share. Such dividends have priority over cash dividends on the Company's common stock. Accrued dividends on preferred stock amounted to $0.6 and $0.5 million at December 31, 1993 and 1992.

Substantially all employees of MDC and its subsidiaries are members of defined benefit pension plans and insurance plans. MDC also provides eligible employees the opportunity to participate in savings plans that permit both pretax and after-tax contributions. MDC generally charges the Company with the actual cost of these plans which are included with other MDC charges for support services and reflected in operating expenses. MDC charges for services provided during 1993, 1992 and 1991 totaled $1.1 million, $2.1 million and $2.9 million, respectively. Additionally, the Company was compensated by certain affiliates for a number of support services, which are net against operating expenses, amounting to $1.8 million, $2.5 million and $2.7 million in 1993, 1992 and 1991, respectively.

Prior to 1992, Company-paid retiree health care benefits were included in costs as covered expenses were actually incurred. In December 1990, the Financial Accounting Standards Board issued SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Statement required companies to change, by 1993, their method of accounting for the costs of these benefits to one that accelerates the recognition of costs by causing their full accrual over the employees' years of service up to their date of full eligibility. MDC, and therefore the Company, elected to implement this Statement for 1992 by immediately recognizing the January 1, 1992 accumulated postretirement benefit obligation of $3.1 million ($1.9 million after-tax).

On October 8, 1992, effective January 1, 1993, MDC terminated Company-paid retiree health care for both current and future non-union retirees and their survivors and replaced it with a new arrangement that will be funded entirely by participant contributions. The Company recorded a pretax curtailment gain of $2.8 million ($1.7 million after-tax) in the fourth quarter of 1992, reflecting the termination of Company-paid retiree health care for both current and future non-union retirees.

In December 1992, the Financial Accounting Standards Board issued SFAS No. 112, "Employers' Accounting for Postemployment Benefits." The Statement will be effective in 1994 and will require using an accrual approach for accounting for benefits other than retiree health care to former or inactive employees. The impact of the Company's adoption of this Statement is not expected to be material.


Note 10 - Fair Value of Financial Instruments

The estimated fair value amounts of the Company's financial instruments have been determined by the Company, using appropriate market information and valuation methodologies. The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and Cash Equivalents Because of the short maturity of these instruments, the carrying amount approximates fair value.

Notes Receivable For variable rate notes that reprice frequently and with no significant change in credit risk, fair values are based on carrying values. The fair values of fixed rate notes are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality.

Short and Long-Term Debt The carrying amount of the Company's short-term borrowings approximates its fair value. The fair value of the Company's long-term debt is estimated using discounted cash flow analyses, based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

Off-Balance Sheet Instruments Fair values for the Company's off-balance sheet instruments (swaps and financing commitments) are based on quoted market prices of comparable instruments (currency and interest rate swaps); and the counterparties' credit standing, taking into account the remaining terms of the agreements (financing commitments).

The estimated fair values of the Company's financial instruments consist of the following at December 31:

(Dollars in millions)                 1993                    1992
                               Carrying     Fair      Carrying       Fair
Asset (Liability)               Amount      Value      Amount       Value
ASSETS
 Cash and cash equivalents       $ 65.5    $ 65.5    $    11.6     $   11.6
 Notes receivable                 301.8     301.8        459.7        458.2


LIABILITIES
 Short-term notes payable        (203.3)   (203.3)      (124.2)      (124.2)
 to banks
 Long-term debt:
 Senior, excluding capital     (1,014.0) (1,090.3)    (1,034.8)    (1,055.2)
 lease obligations
   Subordinated                   (80.7)    (89.1)       (96.1)       (99.2)

OFF BALANCE SHEET
INSTRUMENTS
 Commitments to extend            (50.2)    (50.2)       (16.8)       (16.8)
 credit
 Foreign currency swaps            20.9      18.5         19.0         13.3

 Interest rate swaps               (0.2)     (0.7)        (0.1)        (1.4)


Note 11 - Segment Information

The Company provides a diversified range of financing and leasing arrangements to customers and industries throughout the United States, the United Kingdom and, to a lesser extent, other countries.

The Company's operations include three financial reporting segments: commercial aircraft financing, commercial equipment leasing and non-core businesses. The commercial aircraft financing segment provides customer financing services to MDC components, primarily Douglas Aircraft Company, and also provides financing for the acquisition of non-MDC aircraft. The commercial equipment leasing segment is principally involved in large financing and leasing transactions for a diversified range of equipment. Non-core businesses represent market segments in which the Company is no longer active. The non-core businesses consist primarily of the remaining assets of three business units: MD Bank, receivable inventory financing and real estate financing. MD Bank provided financing in the United Kingdom similar to that provided in the United States by the commercial equipment leasing segment. Receivable inventory financing provides financing to dealers of rent-to-own products. Real estate financing previously specialized in fixed rate, medium term commercial real estate loans.

The Company's financing and leasing portfolio consists of the following at December 31:

(Dollars in millions)                  1993                      1992
Commercial aircraft
financing:
 MDC aircraft financing     $     1,035.1        56.5%    $   769.3     43.1%
 Other commercial aircraft          202.4        11.0         231.8     13.0
financing
                                  1,237.5        67.5       1,001.1     56.1
Commercial equipment
leasing:

 Transportation services             69.3         3.8          96.9      5.4
 Transportation equipment            42.7         2.3          39.0      2.2
 Trucking and warehousing            38.7         2.1          66.6      3.7
 Other                              271.6        14.8         354.9     19.9

                                    422.3        23.0         557.4     31.2


Non-core businesses:
 Real estate                                  123.6    6.7      146.7    8.2
 Furniture and home furnishings stores         31.0    1.7       43.2    2.4

 Air transportation                             5.1    0.3        5.5    0.3
 Other                                         14.0    0.8       32.5    1.8

                                              173.7    9.5      227.9   12.7

Total portfolio                             $1,833.5 100.0%  $1,786.4  100.0%


The single largest commercial aircraft financing customer accounted for $253.2 million (13.8% of total Company portfolio) and $120.9 million (6.8% of total Company portfolio) at December 31, 1993 and 1992. The five largest commercial aircraft financing customers accounted for $718.5 million (39.2% of total Company portfolio) and $445.1 million (24.9% of total Company portfolio) at December 31, 1993 and 1992. There were no significant concentrations by customer within the commercial equipment leasing and non-core businesses portfolios.

The Company generally holds title to all leased equipment and generally has a perfected security interest in the assets financed through note and loan arrangements.

Information about the Company's operations in its different financial reporting segments for the past three years is as follows:

(Dollars in millions)                   1993        1992      1991
Operating income:
 Commercial aircraft financing      $   107.4    $ 107.7     $ 125.6
 Commercial equipment leasing            64.0       79.1       117.5
 Non-core businesses                     24.4       56.1        94.3
 Corporate                                2.7       11.8         4.9


                                    $   198.5    $ 254.7     $ 342.3


Income (loss) from continuing
operations
  before income taxes and cumulative
  effect of accounting change:
 Commercial aircraft financing       $  26.3    $ 28.3     $ 50.7
 Commercial equipment leasing           30.8      31.1       42.0
 Non-core businesses                   (10.7)    (11.4)     (25.6)
 Corporate                              (5.6)        -       (9.9)

                                     $  40.8    $ 48.0     $ 57.2



Identifiable assets at
December 31:
 Commercial aircraft           $   1,369.0    $ 1,085.2     $  1,106.7
financing
 Commercial equipment leasing        420.2        590.5          747.2
 Non-core businesses                 247.6        301.2          694.3
 Corporate                            26.4         22.1           34.1

                               $   2,063.2    $ 1,999.0     $  2,582.3


Depreciation expense - equipment
under operating
  leases:
 Commercial aircraft financing     $    10.1    $    5.9      $    2.6

 Commercial equipment leasing           28.2        31.8          39.4
 Non-core businesses                     0.7        11.1          18.0

                                   $    39.0    $   48.8      $   60.0

Equipment acquired for operating leases, at cost:
 Commercial aircraft financing    $        34.5    $    53.5     $    36.3
 Commercial equipment leasing              22.9         18.2          30.3
 Non-core businesses                          -          0.1           0.1

                                  $        57.4    $    71.8     $    66.7


The Company's operations are classified into two geographic segments, the United States and the United Kingdom. United Kingdom operations consist of MD Bank. Information about the Company's operations in its different geographic segments for the past three years is as follows:

(Dollars in millions)                   1993      1992     1991
Operating income:
 United States                       $ 194.1    $227.7     $305.7
 United Kingdom                          4.4      27.0       36.6
                                     $ 198.5    $254.7     $342.3

Income (loss) from continuing
operations before income taxes and
cumulative effect of
  accounting change:
 United States                     $     41.2    $    41.0     $   60.5
 United Kingdom                          (0.4)         7.0         (3.3)


                                   $     40.8    $    48.0     $   57.2


Identifiable assets at
December 31:
 United States                $  2,033.7    $  1,950.0      $    2,347.8
 United Kingdom                     29.5          49.0             234.5

                              $  2,063.2    $  1,999.0      $    2,582.3


Operating income from financing of assets located outside the United States by the Company's United States geographic segment totaled $20.9 million, $21.6 million and $18.1 million in 1993, 1992 and 1991, respectively.

McDonnell Douglas Finance Corporation and Subsidiaries
Schedule II - Amounts Receivable From Related Parties and Underwriters, Promoters, and Employees Other Than Related Parties





                                                                Balance at
(Dollars in                                                       End of
millions)                                 Deductions               Year
                                       -------------------  -----------------
              Balance at                           Amounts
              Beginning of             Amounts     Written             Non
                Year        Additions  Collected     Off    Current  Current

1993:
Irish         $  22.3    $        -  $     22.3  $      -    $      - $     -


1992:
Irish         $   6.3    $     22.3  $      6.3  $      -    $   22.3 $     -



1991:

Irish         $     -    $      6.3  $        -  $      -    $    6.3 $     -

McDonnell Douglas Finance Corporation and Subsidiaries
Schedule VIII - Valuation and Qualifying Accounts






(Dollars in millions)
                  Balance     Charged
Allowance for       at           to                                   Balance
  Losses on      Beginning     Costs                                   at end
  Financing         of          and          Other      Deductions       of
 Receivables       Year       Expenses       <F1>          <F2>         Year

     1993      $   37.4    $    8.6     $       -     $   (10.4)     $  35.6


     1992      $   46.7    $    19.1    $    (1.0)    $   (27.4)     $  37.4

     1991      $   61.6    $    47.2    $    (5.4)    $   (56.7)     $  46.7

          <F1> The 1991 amount includes allowances that were
               reclassified in conjunction with the sale of substantially all of the assets of MDAL and BCG.

          <F2> Write-offs net of recoveries.

McDonnell Douglas Finance Corporation and Subsidiaries
Schedule IX - Short-Term Borrowings<F1>




(Dollars in millions)         Weighted                 Average     Weighted
                              Average     Maximum       <F2>       <F3><F4>
                              Interest     Amount      Amount      Average
                  Balance       Rate    Outstanding  Outstanding   Interest
Category of      at End of     at End    During the  During the      Rate
Aggregate          Period    of Period     Period      Period     During the
Short-term                                                          Period
Borrowings

Year ended December 31, 1993:
    MDC               $   -         - %     $ 190.4      $  23.0       4.33%
    MDFS                  -         -          27.5          6.0       4.96
    Banks - U.S.      202.6       4.35        203.0         72.8       4.66
    Banks - U.K.          -         -          15.9         11.3      13.13

Year ended December 31, 1992:

    MDFS               $9.5       5.94%     $  16.1      $   6.4       5.35%
    Banks - U.S.      108.0       6.00        108.0         24.5       3.94
    Banks - U.K.       16.0      12.44        124.1         87.3      14.68

Year ended December 31, 1991:

Commercial             $ -           -%     $  44.0      $   2.1       9.20%
    paper
    MDC                   -          -          4.6          0.5       8.85

    MDFS                4.4       5.83         22.9          1.0       8.02
    Banks - U.S.          -          -        300.0        140.2       7.10
    Banks - U.K.      158.0      12.25        289.3        197.2      12.34

          <F1> Commercial paper was issued from time to time at
               various maturities and short-term notes payable to MDC are issued for 30 days.

          <F2> Computed by dividing the total of daily principal
               balances by the number of days in the year.

          <F3> Computed by dividing the actual interest expense by
               average short-term debt outstanding.

          <F4> The effective interest rate on short-term borrowings
               including the effect of fees was 5.97% in 1993, 12.38% in 1992 and 10.28% in 1991.


Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

    None.
                                    Part IV

Item 14.  Exhibits, Financial Statement Schedules, and Reports on Form 8-K

                                                                   Page Number
                                                                  in Form 10-K
   (a)   1.  Financial Statements
               Report of Independent Auditors                        33
               Consolidated Balance Sheet at December 31, 1993
               and 1992                                             34
               Consolidated Statement of Income and Income
                 Retained for Growth for the Years Ended
                  December 31, 1993,
                 1992 and 1991                                      36
               Consolidated Statement of Cash Flows
                 for the Years Ended December 31,
                 1993, 1992 and 1991                                 38
               Notes to Consolidated Financial Statements            40-55

         2.  Financial Statement Schedules
               Schedule II - Amounts Receivable From Related
               Parties and Underwriters, Promoters, and
               Employees Other Than Related
               Parties                                              56
               Schedule VIII - Valuation and
                Qualifying Accounts                                  58
               Schedule IX - Short-Term Borrowings                  60

             Schedules for which provision is made in the applicable regulation of the Securities and Exchange Commission (the "SEC"), except Schedules II, VIII and IX which are included herein, have been omitted because they are not required, or the information is set forth in the financial statements or notes thereto.

         3.  Exhibits

         3.1 Restated Certificate of Incorporation of the Company dated June 29, 1989.

         3.2 By-Laws of the Company, as amended to date.

         4.4 Form of Indenture, dated as of April 1, 1983, between the Company and Bankers Trust Company, incorporated herein by reference to Exhibit 4(a) to Amendment No. 1 to the Form S-3 Registration Statement of the Company effective April 22, 1983.

         4.5 Form of Subordinated Indenture, dated as of June 15, 1988, by and between the Company and Bankers Trust Company of California, N.A., as Subordinated Indenture Trustee, incorporated by reference to Exhibit 4(b) to the Form S-3 Registration Statement of the Company, as filed with the SEC on June 24, 1988.

         4.6 Form of Indenture, dated as of April 15, 1987, incorporated herein by reference to Exhibit 4 to the Form S-3 Registration Statement of the Company as filed with the SEC on April 24, 1987.

         4.7 Form of Series I Medium Term Note, incorporated herein by reference to Exhibit 4(b) to the Form S-3 Registration Statement of the Company effective April 22, 1983.

         4.8 Form of Series II Medium Term Note, incorporated herein by reference to Exhibit 4(c) to the Form 8-K of the Company dated August 22, 1983.

         4.9 Form of Series III Medium Term Note, incorporated herein by reference to Exhibit 4(b) to the Form S-3 Registration Statement of the Company effective June 17, 1985.

         4.10 Form of Series IV Medium Term Note, incorporated herein by reference to Exhibit 4 to the Form S-3 Registration Statement of the Company effective June 17, 1985.

         4.11 Form of Series V Medium Term Note, incorporated herein by reference to Exhibit 4 to the Form S-3 Registration Statement of the Company , as filed with the SEC on April 24, 1987.

         4.12 Form of Series VI Medium Term Note, incorporated herein by reference to Exhibit 4 to the Form S-3 Registration Statement of the Company, as filed with the SEC on April 24, 1987.

         4.13 Form of Series VII Medium Term Note, incorporated herein by reference to Exhibit 4 to the Form S-3 Registration Statement of the Company, as filed with the SEC on April 24, 1987.

         4.14 Form of Series VIII Senior Medium Term Note, incorporated herein by reference to Exhibit 4(c) to the Form S-3 Registration Statement of the Company, as filed with the SEC on June 24, 1988.

         4.15 Form of Series VIII Subordinated Medium Term Note, incorporated herein by reference to Exhibit 4(d) to the Form

               S-3 Registration Statement of the Company, as filed with the SEC on June 24, 1988.

         4.16 Form of Series IX Senior Medium Term Note, incorporated herein by reference to Exhibit 4(c) to the Form S-3 Registration Statement of the Company, as filed with the SEC on October 4, 1989.

         4.17 Form of Series IX Subordinated Medium Term Note, incorporated herein by reference to Exhibit 4(d) to the Form S-3 Registration Statement of the Company, as filed with the SEC on October 4, 1989.

         4.18 Form of General Term Note(R), incorporated herein by reference to Exhibit 4(c) to Form 8-K of the Company dated May 26, 1993.

Pursuant to Item 601 (b)(4)(iii) of Regulation S-K, the Company is not filing certain instruments with respect to its long-term debt since the total amount of securities currently provided for under each of such instruments does not exceed 10 percent of the total assets of the Company and its subsidiaries on a consolidated basis. The Company hereby agrees to furnish a copy of any such instrument to the SEC upon request.

         10.1 Amended and Restated Operating Agreement among MDC, the Company and MDFS dated as of April 12, 1993.

         10.2 Operating Agreement by and between the Company and MDFS effective as of February 8, 1989, incorporated herein by reference to Exhibit 10.3 to the Company's Form 10-K for the year ended December 31, 1989.

         10.3 By-Laws of MDC as amended January 29, 1993, incorporated by reference from MDC's Exhibit 3.2 to its Form 8-K Report filed February 1, 1993 (file No. 1-3685).

         10.4 Supplemental Guaranty Agreement by and between the Company and MDC, dated as of December 30, 1993.

         10.5 Supplemental Guaranty Agreement by and between the Company and MDC, dated as of December 30, 1993.

         12.1 Statement regarding computation of ratio of earnings to fixed charges.

         23.1  Consent of Ernst & Young.

   (b) Reports on Form 8-K

         On February 3, 1994, the Company filed a current report on Form 8-K, which included the Company's Consolidated Balance Sheet at December 31, 1993 and 1992 and Consolidated Statement of Income and Income Retained for Growth for each of the years ended December 31, 1993, 1992 and 1991.

                                  Signatures


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          McDonnell Douglas Finance
Corporation


                                          By  /s/ Douglas E. Scudamore
                                          March 30, 1994
					  Vice President and Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         Signature                 Title                   Date


   /s/ Herbert J. Lanese     Chairman                   March 30, 1994



    /s/ George M. Rosen      President and Director     March 30, 1994
   (Principal Executive
          Officer)


    /s/ Robert W. Owsley     Sr. Vice President         March 30, 1994
        (Principal              & Treasurer
     Financial Officer)


  /s/ Douglas E. Scudamore   Vice President             March 30, 1994
        (Principal              & Controller
    Accounting Officer)


      F. Mark Kuhlmann            Director



 /s/ Thomas J. Lawlor, Jr.        Director              March 30, 1994



     John F. McDonnell            Director